                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT


                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              ACUSON CORPORATION
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                          [LOGO OF ACUSON CORPORATION]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  May 31, 1995

TO THE STOCKHOLDERS:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Acuson Corporation, a Delaware corporation (the "Company"), will be held on Wednesday, May 31, 1995 at 10:00 a.m., local time, at the Acuson Education Center, 1393 Shorebird Way, Mountain View, California, for the following purposes:

    1. To elect a Board of Directors to serve for the ensuing year and until their successors are elected.

    2. To approve the Company's 1995 Employee Stock Purchase Plan.

    3. To approve the Company's 1995 Stock Incentive Plan.

    4. To ratify the appointment of Arthur Andersen LLP as independent public accountants of the Company.

    5. To transact such other business as may properly come before the meeting or any adjournment thereof.

  The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

  Only stockholders of record at the close of business on April 6, 1995 are entitled to notice of and to vote at the meeting and at any continuation or adjournment thereof.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ CHARLES H. DEARBORN

                                          Charles H. Dearborn
                                          Secretary

Mountain View, California
April 17, 1995

  ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO VOTE, SIGN, AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PAID ENVELOPE ENCLOSED FOR THAT PURPOSE.

                               ACUSON CORPORATION
                              1220 CHARLESTON ROAD
                                 P.O. BOX 7393
                          MOUNTAIN VIEW, CA 94039-7393

                                PROXY STATEMENT

                               ----------------

                       FOR ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 31, 1995

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

  The enclosed proxy is solicited on behalf of the Board of Directors of Acuson Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on Wednesday, May 31, 1995, at 10:00 a.m., local time (the "Annual Meeting"), or at any continuation or adjournment of that meeting, for the purposes set forth in the Notice of Annual Meeting of Stockholders dated the date hereof. The Annual Meeting will be held at the Acuson Education Center, 1393 Shorebird Way, Mountain View, California.

SOLICITATION

  The Company will bear the entire cost of solicitation, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional material furnished to stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names which are beneficially owned by others to forward to such beneficial owners. In addition, the Company may reimburse such persons for their cost of forwarding the solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented by one or more of telephone, telegram, facsimile, or personal solicitation by directors, officers, or employees of the Company. No additional compensation will be paid for any such services. Except as described above, the Company does not intend to solicit proxies other than by mail.

  The Company intends to mail this proxy statement and accompanying proxy on approximately April 17, 1995.

VOTING

  Only holders of Common Stock of record at the close of business on April 6, 1995, will be entitled to notice of and to vote at the Annual Meeting. As of April 6, 1995, the Company had outstanding 28,785,008 shares of Common Stock. Each share of Common Stock is entitled to one vote. The presence, in person or by proxy duly authorized, of the holders of a majority of the outstanding shares of Common Stock authorized to vote will constitute a quorum for the transaction of business at the Annual Meeting and any continuation or adjournment thereof. Broker non-votes held by persons abstaining will be counted in determining whether a quorum is present at the Annual Meeting. Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting. The other proposals submitted to the stockholders in the enclosed proxy must be approved by the vote of the holders of a majority of the shares of the Company represented in person or by proxy and entitled to vote at the Annual Meeting. In determining whether such proposal has been approved, abstentions are counted as votes against the proposal and broker non-votes are not counted as votes for or against the proposal or as votes represented in person or by proxy and entitled to vote at the Annual Meeting.

REVOCABILITY OF PROXIES

  Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 1220 Charleston Road, P.O. Box 7393, Mountain View, California, 94039-7393, an instrument of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person.

STOCKHOLDER PROPOSALS

  Proposals of stockholders that are intended to be presented at the Company's 1996 Annual Meeting of Stockholders (the "1996 Annual Meeting") must be received by the Company no later than December 18, 1995 in order to be included in the proxy statement and proxy relating to the 1996 Annual Meeting.

                                   PROPOSAL 1

                      NOMINATION AND ELECTION OF DIRECTORS

  One of the purposes of the Annual Meeting is the election of the Board of Directors of the Company to hold office until the 1996 Annual Meeting or until their successors are elected and have qualified. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below, unless one or more of such nominees should become unavailable for election by reason of death or other unexpected occurrence, in which event such shares shall be voted for the election of such substitute nominees as the Board of Directors may propose. Each person nominated has agreed to serve if elected, and the Company knows of no reason why any of the listed nominees would be unavailable to serve.

NOMINEES AND PRESENT DIRECTORS

  The By-Laws of the Company provide that the number of directors of the Company shall be fixed from time to time by the Board of Directors. At present, the authorized size of the Board of Directors is six. The Board of Directors has nominated six persons for election to the Board of Directors.

  Set forth below is information regarding the nominees for election as directors, including information furnished by them as to their principal occupations for the last five years, certain other directorships held by them, and their ages as of April 17, 1995. Each nominee is currently a director of the Company.

 NAME                          AGE          POSITION            DIRECTOR SINCE
 ----                          ---          --------            --------------
 Samuel H. Maslak............   46 President, Chief Executive   September 1981
                                    Officer and Director
 Robert J. Gallagher.........   51 Chief Operating Officer      May 1994
                                    and Director
 Royce Diener................   77 Director                     October 1985
 Albert L. Greene............   45 Director                     March 1995
 Karl H. Johannsmeier........   66 Director                     March 1995(/1/)
 Alan C. Mendelson...........   47 Director                     March 1995

- --------
(/1/) Mr. Johannsmeier also served as a director of the Company from September
      1981 to May 1994.

  Samuel H. Maslak co-founded the Company in September 1981 and has been President, Chief Executive Officer and a director since that date.

  Robert J. Gallagher joined the Company in January 1983 as Vice President, Finance and Chief Financial Officer. He became Executive Vice President in March 1991, Chief Operating Officer of the Company in January 1994 and was elected director of the Company in May 1994.

  Royce Diener became a director of the Company in October 1985. From 1975 to 1979, Mr. Diener served as President and Chief Executive Officer of American Medical International, Inc., a hospital management company ("AMI"). From 1979 to 1985, he was Chairman of the Board and Chief Executive Officer of AMI, and he continued as Chairman of the Board until 1987 and as a director until November 1989. He is now Retired Chairman of the Board of AMI. He is a director of American Health Properties, Inc. and a member of the Board of Advisors for Advance Technology Venture Fund II, which is registered as an investment company under the Investment Company Act of 1940.

  Albert L. Greene became a director of the Company in March 1995. Mr. Greene has served as the President and Chief Executive Officer of Alta Bates Medical Center in Berkeley, California since 1990 and is a member of the American College of Healthcare Executives, the American Hospital Association, the Alta Bates Medical Center Board of Trustees, the Alta Bates Health System Board of Directors, and other hospital associations.

  Karl H. Johannsmeier served as a director of the Company from September 1981 to May 1994 and has also served as a director from March 1995 to the present. He founded Optimetrix Corporation, a semiconductor processing equipment company, where he served as President and Chief Executive Officer from 1976 to 1981 and as Chairman of the Board of Directors from 1976 to 1984. Optimetrix Corporation was acquired by Eaton Corporation in 1982. Mr. Johannsmeier has been a private investor over the last twenty years.

  Alan C. Mendelson became a director of the Company in March 1995. Mr. Mendelson has been a partner of the law firm of Cooley Godward Castro Huddleson & Tatum since January 1980 and served as Managing Partner of its Palo Alto office between May 1990 and March 1995. Mr. Mendelson also served as Secretary and Acting General Counsel of Amgen Inc., a biopharmaceutical company, from March 1990 to March 1991. Mr. Mendelson is also a director of Isis Pharmaceuticals, Inc., a developer of therapeutic drugs based on antisense drug discovery and combinatorial chemistry, and CoCensys, Inc., a developer of central nervous system drugs to treat neurological and psychiatric disorders based on receptors and their ligands.

  There are no family relationships between any director or executive officer of the Company.

BOARD OF DIRECTORS COMMITTEES AND MEETINGS

  The Board of Directors has four standing committees: the Executive Committee, the Compensation Committee, the Audit Committee and the Non-Officer Stock Option Administration Committee. The Board does not have a nominating committee.

  The Executive Committee was established in July 1988. The Executive Committee may take all actions which may be taken by the Board, subject to the limitations imposed by Delaware law. The members of the Executive Committee during 1994 were Mr. Thomas J. Perkins (who resigned as Chairman of the Board and director in February 1995), Dr. Maslak and Mr. Gallagher.

  The Compensation Committee was established in February 1993 to determine compensation to be paid to the Company's executive officers and to administer the Company's stock plans generally. The members of the Compensation Committee during 1994 were Messrs. Perkins and Diener, and until May 1994, Mr. Johannsmeier.

  The Audit Committee was established in October 1986 to recommend engagement of the Company's independent public accountants, to approve services performed by such accountants and to review, in consultation with the independent public accountants, the Company's accounting system and system of internal controls. The members of the Audit Committee during 1994 were Messrs. Perkins and Diener, and until May 1994, Mr. Johannsmeier.

  The Non-Officer Stock Option Administration Committee was established in July 1987 to administer the Company's stock option plan only for non-officer employees of the Company. Its member is Dr. Maslak.

  During the fiscal year ended December 31, 1994, the Board of Directors held four meetings, the Audit Committee held four meetings, the Compensation Committee held three meetings, and the Executive Committee held one meeting. The Non-Officer Stock Option Administration Committee acted solely by unanimous written consent in accordance with the Company's By-Laws and Delaware law. Each director attended at least 75% of the aggregate of all meetings of the Board of Directors and of the committees, if any, upon which such director served.

                                   PROPOSAL 2

                 APPROVAL OF 1995 EMPLOYEE STOCK PURCHASE PLAN

  A proposal to approve the Company's 1995 Employee Stock Purchase Plan (the "1995 Purchase Plan") will be presented to stockholders at the Annual Meeting. The 1995 Purchase Plan, which was adopted by the Board of Directors of the Company in March 1995 subject to stockholder approval, is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The 1995 Purchase Plan, which authorizes the grant to employees of the Company and designated subsidiaries of rights to purchase up to 2,000,000 shares of Common Stock, is intended to replace the Company's existing Employee Stock Purchase Plan (the "Existing Purchase Plan") upon depletion of the shares authorized for issuance under the Existing Purchase Plan, which the Company expects to occur in August 1995.

  The goal of the Company is to recruit the best available talent in what it believes to be one of the most competitive labor markets in the United States. Equity incentives are a fundamental tool used by the Company to recruit and retain employees. Consequently, the Board of Directors considers the adoption of the 1995 Purchase Plan to be necessary to achieve that goal.

  Approval of the 1995 Purchase Plan requires the affirmative vote of the holders of record of a majority of the shares represented and voting, in person or by proxy, at the Annual Meeting.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE ADOPTION OF THE 1995 PURCHASE PLAN.

  The persons designated in the enclosed proxy will vote your shares FOR approval of the 1995 Purchase Plan unless instructions to the contrary are indicated in the proxy.

  The essential features of the 1995 Purchase Plan are summarized below.

 1995 Employee Stock Purchase Plan

  Purpose. The purpose of the 1995 Purchase Plan is to provide employees with an opportunity to purchase Common Stock through accumulated payroll deductions. The Company, by means of the 1995 Purchase Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company by providing eligible employees with an opportunity to participate in the Company's future growth.

  Administration. The 1995 Purchase Plan will be administered by the Board of Directors of the Company or by a committee appointed by the Board (the Board or such committee being referred to as the "Plan Administrator"). The Plan Administrator has full and exclusive discretionary authority to construe, interpret and apply the terms of, and to determine eligibility and to adjudicate all disputed claims filed under, the 1995 Purchase Plan. Every finding, decision and determination made by the Plan Administrator is, to the full extent permitted by law, final and binding on all parties.

  Available Shares. A total of 2,000,000 shares of Common Stock have been reserved for issuance under the 1995 Purchase Plan, subject to adjustment in the event of stock splits, stock dividends and other similar changes in the Common Stock or the capital structure of the Company.

  Eligibility. All employees of the Company, and of any subsidiary of the Company designated by the Plan Administrator, are eligible to participate in the 1995 Purchase Plan, except that the Plan Administrator may, in its discretion, exclude any one or more of the following classes of employees: (a) employees whose customary employment is 20 hours or less per week; (b) employees whose customary employment is less than five months per calendar year; (c) employees who have been employed by the Company or by a designated subsidiary for less than two years; and (d) highly compensated employees (within the meaning of Section 414(q) of the Code). Non-employee directors and persons who own, and/or own options to acquire, 5% or more of the outstanding shares of Common Stock are not eligible to participate in the 1995 Purchase Plan.

  Purchase Periods. Under the 1995 Purchase Plan, offerings will be made in periods (each a "Purchase Period") with lengths determined by the Plan Administrator, provided that no Purchase Period may be longer than 27 months. Purchase Periods will commence on the dates determined by the Plan Administrator. The Plan Administrator has the discretion to implement overlapping Purchase Periods and to permit employees to participate simultaneously in more than one overlapping Purchase Period. Upon establishing each Purchase Period, the Plan Administrator will also establish (a) one or more dates during such Purchase Period (one of which must be on the last day thereof) on which amounts in the accounts of participating employees will be applied to purchase shares of Common Stock (each such date an "Exercise Date"),
(b) a discount from the fair market value of the Common Stock of no less than 0% and no more than 15% (in whole percentages) (the "Applicable Discount") at which purchases will be made during such Purchase Period, (c) the components of participating employees' total compensation (such components, the "Compensation") which may be contributed to participants' 1995 Purchase Plan accounts during such Purchase Period, and (d) a maximum number of shares that may be purchased by any participating employee on any Exercise Date (the "Per-Participant Limit"). Upon establishing each Purchase Period, the Plan Administrator may, in its discretion, fix a maximum number of shares that may be purchased by all participating employees in the aggregate during any given Purchase Period and/or on any given Exercise Date. Once fixed, the Exercise Date or Dates, the Applicable Discount, the Compensation, the Per-Participant Limit and any aggregate share purchase limits with respect to a given Purchase Period may not be changed, except upon the occurrence of a Corporate Transaction (as defined below).

  Replacement Purchase Periods. If, on the day following any Exercise Date, the fair market value of the Common Stock is less than it was on the first day of the applicable Purchase Period, the Plan Administrator may, in its discretion, terminate such Purchase Period and enroll each participant in a newly established Purchase Period. Upon establishment of any such replacement Purchase Period, the Plan Administrator will fix the Exercise Date or Dates, the Applicable Discount, the Compensation, and the Per-Participant Limit; and may fix aggregate share purchase limits, with respect to such replacement Purchase Period, none of which may be subsequently changed except upon the occurrence of a Corporate Transaction (as defined below).

  Participation and Withdrawal. Eligible employees elect to participate by delivering a written subscription agreement to the Company. Employees may end their participation at any time during a Purchase Period by delivering a written notice of withdrawal to the Company, and participation ends automatically upon termination of their employment for any reason other than retirement. If a participating employee retires three months or less before the next Exercise Date of any given Purchase Period, the retiree will remain enrolled in such Purchase Period unless he/she delivers a written notice of withdrawal to the Company. The Plan Administrator has the discretion to change such three-month period from time to time during the term of the 1995 Purchase Plan, but such period shall not exceed three months.

  Payroll Deductions. During each Purchase Period, the Company will deduct from the pay of each eligible employee who elects to participate in such Purchase Period an amount specified by such employee, and credit such amounts to the employee's account under the 1995 Purchase Plan. Such amounts may be from 3% to 15% (in whole percentages) of such employee's Compensation. Amounts credited to employees' accounts will not bear interest, and employees may not make direct cash payments to their accounts. All payroll deductions received or held by the Company under the 1995 Purchase Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

  Grant and Exercise of Purchase Rights. On the first day of each Purchase Period, each participating employee shall be granted the right to purchase shares of Common Stock from his/her payroll deductions. On each Exercise Date, the purchase rights will be exercised automatically through the application of amounts in each participant's account to purchase shares of Common Stock at a price per share determined by applying the Applicable Discount to the lower of
(a) the fair market value of the Common Stock on the first day of the applicable Purchase Period or (b) the fair market value of the Common Stock on the applicable Exercise Date (in each case as adjusted for stock splits, stock dividends and other similar changes in the Common Stock or the capital structure of the Company); provided, however, that the Plan Administrator may, in its discretion, determine the per share purchase price by applying the Applicable Discount solely to the fair market value of the Common Stock on the first day of the applicable Purchase Period (as adjusted as provided above), but only if the Plan Administrator elects to do so at the time it establishes such Purchase Period. The shares purchased may be newly issued shares, treasury shares or shares acquired by the Company on the open market or otherwise. As of March 31, 1995, the closing sale price of the Common Stock on the New York Stock Exchange was $11.375 per share.

  Share Purchase Limits. In addition to any share purchase limits fixed by the Plan Administrator, certain additional limitations on the amount of Common Stock that may be purchased in any calendar year under the 1995 Purchase Plan are imposed by the Code, including a requirement that no employee may purchase in any calendar year under the 1995 Purchase Plan and any other employee stock purchase plans of the Company, Common Stock with an aggregate fair market value greater than $25,000.

  Discretion to Accelerate in Certain Circumstances. If a Corporate Transaction (as defined below) occurs or becomes imminent, the Board of Directors has the discretion to shorten any or all ongoing Purchase Periods by fixing a new Exercise Date (a "New Exercise Date") with respect to such period or periods, in which case the Board of Directors may also change the Applicable Discount, the Compensation, the Per-Participant Limit and any aggregate share purchase limits previously established by the Plan Administrator with respect to such period or periods. If the Board exercises its discretion to establish a New Exercise Date, it will notify each participant in the applicable Purchase Period or Periods of such date, of any changes to the Applicable Discount, the Compensation, the Per-Participant Limit and any aggregate share purchase limits, and that the amounts held in such employee's account will be applied to purchase Common Stock on the New Exercise Date and, if applicable, on such changed terms, unless such employee withdraws from the Purchase Period prior thereto. A "Corporate Transaction" means any of the following events: (a) a Share Acquisition Date (as defined below); (b) a dissolution or liquidation of the Company; (c) a merger or consolidation in which the Company is not the surviving corporation; (d) a merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; (e) any capital reorganization in which more than 50% of the shares of the Company entitled to vote are exchanged; and (f) any other event that the Board deems, in its discretion, to constitute a change in control of the Company. A "Share Acquisition Date" means the first date of public announcement that a person (other than the Company, a subsidiary of the Company, or an employee benefit plan of the Company or any subsidiary) (an "Acquiring Person") has become the beneficial owner of 20% or more of the outstanding shares of Common Stock in a transaction or series of transactions that has not been approved by a majority of the directors of the Company who are not affiliated with such Acquiring Person.

  Term and Early Termination. The 1995 Purchase Plan will become effective on the date it is approved by the stockholders, and shall terminate ten years after such date, unless sooner terminated by the Board of

Directors. The Board of Directors may terminate the 1995 Purchase Plan at any time and for any reason, subject to certain restrictions on the ability to adversely affect rights previously granted thereunder.

  Amendment. The Board of Directors may amend the 1995 Purchase Plan at any time and for any reason, subject to certain restrictions on the ability to adversely affect rights previously granted thereunder and to any legal requirement to obtain stockholder approval.

  Expenses. The Company makes no cash contributions to the 1995 Purchase Plan, but bears the expenses of administration.

 U.S. Federal Income Tax Consequences Relating to the 1995 Purchase Plan.

  Under the provisions of Section 423 of the Code, an employee who elects to participate in the 1995 Purchase Plan will not realize income upon commencement of a Purchase Period or upon issuance to him/her of shares of Common Stock, and, except as herein described, the Company will not be entitled to any deduction from income. If the employee retains the shares issued to him/her under the 1995 Purchase Plan for more than two years from the first day of the Purchase Period and for more than one year after the date of the issuance of such shares to him/her, or if he/she dies while owning the shares, the employee will be required to include in income as compensation, for the year in which he/she disposes of such shares or dies, an amount equal to the lesser of (i) an amount determined by applying the Applicable Discount to the fair market value of such shares on the first day of the Purchase Period in which such shares were purchased, or (ii) the excess of the fair market value of such shares at the time of disposition or death over the purchase price. If, on the other hand, the employee disposes of such shares within the aforesaid two-year or one-year period, the employee will be required to include in income as compensation for the year in which such disposition occurs an amount equal to the excess of the fair market value of such shares on the date of purchase over the purchase price, and the Company will be entitled to a deduction from income equal to the amount the employee is required to include in income as compensation. Any additional gain or loss realized upon a disposition, other than the amounts treated as compensation, as aforesaid, will be treated as capital gain or loss.

                                   PROPOSAL 3

                     APPROVAL OF 1995 STOCK INCENTIVE PLAN

  A proposal to approve the Company's 1995 Stock Incentive Plan (the "1995 Incentive Plan") will be presented to stockholders at the Annual Meeting. The 1995 Incentive Plan was adopted by the Board of Directors of the Company in March 1995 subject to stockholder approval. The 1995 Incentive Plan, which authorizes the grant to Eligible Individuals (as defined below) of options, restricted stock grants or bonuses and stock appreciation rights covering up to 3,500,000 shares of Common Stock, is intended to supplement the Company's existing 1991 Stock Incentive Plan (the "1991 Incentive Plan"). As of April 6, 1995, 1,402,768 shares of Common Stock remained eligible for issuance under the 1991 Incentive Plan.

  The Company, by means of the 1995 Incentive Plan, seeks to retain the services of persons now employed by or serving as consultants or directors to the Company, to secure and retain the services of persons capable of filling such positions, and to provide incentives for such persons to exert maximum efforts for the success of the Company. The Board of Directors considers the adoption of the 1995 Incentive Plan to be necessary to achieve that goal.

  Approval of the 1995 Incentive Plan requires the affirmative vote of the holders of record of a majority of the shares represented and voting, in person or by proxy, at the Annual Meeting.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE ADOPTION OF THE 1995 INCENTIVE PLAN.

  The persons designated in the enclosed proxy will vote your shares FOR approval of the 1995 Incentive Plan unless instructions to the contrary are indicated in the proxy.

  The essential features of the 1995 Incentive Plan are summarized below.

 1995 Stock Incentive Plan

  Purpose. The purpose of the 1995 Incentive Plan is to allow the Company to provide incentives to Eligible Individuals (as defined below) for employment, increased efforts and successful achievements on behalf of or in the interest of the Company and its affiliates and to maximize the rewards due them for those efforts and achievements.

  Administration. The 1995 Incentive Plan will be administered by the Board of Directors of the Company (the "Board"), by one or more separate committees appointed by the Board with respect to specified groups of participants (each such committee, a "Committee"), and by the Secretary of the Company, as set forth below. As used herein, the term "Plan Administrator" shall refer to the Board, or any Committee, as applicable, that is administering the provisions of the 1995 Incentive Plan being referred to.

  (a) With respect to awards to Eligible Individuals who are officers or directors of the Company subject to Section 16(b) ("Section 16(b) Persons") of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and to "covered employees" within the meaning of Section 162(m) of the Code ("Covered Employees"), the 1995 Incentive Plan shall be administered by a Committee constituted to comply with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3 or its successors under the Exchange Act ("Rule 16b-3") and a "committee comprised solely of two or more outside directors" within the meaning of Section 162(m) of the Code.

  (b) With respect to awards made to Eligible Individuals who are neither
Section 16(b) Persons nor Covered Employees, the 1995 Incentive Plan may be administered by the Board or by any Committee consisting of one or more persons.

  (c) The Secretary of the Company shall administer the provisions of the 1995 Incentive Plan providing for the grant of stock options to Eligible Individuals who are non-employee directors. This function will be limited to matters of interpretation and administrative oversight.

  The Plan Administrator, except with respect to grants of stock options to non-employee directors, shall determine the Eligible Individuals who are to receive awards under the 1995 Incentive Plan, the timing of such awards, the type of award and the terms thereof. The Plan Administrator shall have the sole authority, in its absolute discretion, to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable for the administration of the 1995 Incentive Plan, to construe and interpret the 1995 Incentive Plan, the rules and regulations thereof, and the instruments evidencing awards granted thereunder, and to make all other determinations deemed necessary or advisable for the administration of the 1995 Incentive Plan. All decisions, determinations and interpretations of the Plan Administrator shall be binding on all participants. Notwithstanding the foregoing, the Plan Administrator will not exercise any discretionary functions with respect to options granted to non-employee directors.

  Types of Awards. Awards under the 1995 Incentive Plan may consist of (a) options to purchase Common Stock that are designed to qualify as "incentive stock options" under Section 422 of the Code ("Incentive Stock Options"), (b) options to purchase Common Stock that are not described in Sections 422 or 423 of the Code ("Non-Qualified Stock Options" and, collectively with Incentive Stock Options, "Options"), (c) the sale or bonus grant of restricted shares of Common Stock ("Restricted Stock"), and (d) the grant of stock appreciation rights ("SARs"), either independently of ("Independent SARs"), or in tandem with ("Tandem SARs"), Options.

  Available Shares. A total of 3,500,000 shares of Common Stock have been reserved for issuance under the 1995 Incentive Plan, subject to adjustment in the event of any merger, consolidation, reorganization, reincorporation, stock split, stock dividend (in excess of 2%) or other change in the corporate structure of the Company. Such number of shares shall be subject to adjustment as described below.

  (a) The following awards will count against and reduce the number of shares available under the 1995 Incentive Plan: (i) shares of Common Stock subject to outstanding Options issued under the 1995 Incentive Plan; (ii) outstanding shares of Restricted Stock issued under the 1995 Incentive Plan; (iii) shares subject to Independent SARs issued under the 1995 Incentive Plan; and (iv) with respect to Tandem SARs issued under the 1995 Incentive Plan, the number of shares subject to such Tandem SAR or to the related Option, whichever is greater.

  (b) The following shares will be added back to the number of shares available under the 1995 Incentive Plan: (i) shares underlying Options issued under the 1995 Incentive Plan that are cancelled or terminate before being exercised;
(ii) shares of Restricted Stock issued under the 1995 Incentive Plan that are cancelled or repurchased pursuant to their vesting restrictions; (iii) shares underlying Independent SARs issued under the 1995 Incentive Plan that are cancelled or terminate before being exercised; (iv) shares as to which an Option related to a Tandem SAR issued under the 1995 Incentive Plan has been surrendered in connection with the exercise of such Tandem SAR; and (v) shares underlying Independent SARs issued under the 1995 Incentive Plan that are exercised and paid in cash; but only, in each case, if the holder of such award did not receive dividends or other benefits of ownership with respect to such shares.

  Eligible Individuals. Employees, officers (including officers who are directors of the Company), independent contractors and consultants of the Company and any subsidiary of the Company designated by the Plan Administrator (collectively, the "Eligible Individuals") are eligible to participate in the 1995 Incentive Plan. Non-employee directors are not eligible to receive any awards under the 1995 Incentive Plan other than automatic nondiscretionary stock options.

  Limitation on Awards. No Eligible Individual may be granted Options or SARs covering more than 1,000,000 shares during any calendar year.

  Non-Discretionary Option Grants.

  (a) Option Grants. The 1995 Incentive Plan provides for the automatic, non-discretionary grant of Options ("Non-Discretionary Options") covering 5,000 shares of Common Stock to each non-employee director of the Company on the date following each annual meeting of the Company's stockholders during the term of the 1995 Incentive Plan. Following stockholder approval of the 1995 Incentive Plan, non-employee directors will not receive further grants of options under the 1991 Incentive Plan.

  (b) Option Term. Each Non-Discretionary Option shall be evidenced by a written stock option agreement, shall have a term of ten years (subject to earlier termination in the circumstances described below), or such shorter term as may be required to comply with applicable law, shall have an exercise price no less than the fair market value of the underlying shares on the grant date, and shall vest as to 50% of the shares covered thereby on the six-month anniversary of the grant date, and thereafter in daily increments equal to 1/365 of such shares so that the Non-Discretionary Option becomes fully vested on the first anniversary of the grant date. The term of each Non-Discretionary Option will terminate early in the following circumstances: (a) if the optionee ceases to be a director for any reason other than death, disability or cause, the Option will terminate on the last date of the period beginning on the date after the optionee ceases to be a director and running thereafter for a period of time equal to the duration of such director's continuous service on the Board (but in no event more than three years); (b) if the optionee ceases to be a director due to death or disability, the Option will terminate on the third anniversary of the date the optionee ceases to be a director; and (c) if the optionee's service on the board is terminated for cause, the Option will terminate immediately. In any of the foregoing cases, vesting of the Option will cease on the date the optionee ceases to be a director.

  Discretionary Option Grants.

  (a) Option Grants. The Plan Administrator may, in its discretion, grant Options ("Discretionary Options") to Eligible Individuals from time to time during the term of the 1995 Incentive Plan, provided that only employees of the Company may receive Incentive Stock Options. All grants of Discretionary Options will be evidenced by a written option agreement.

  (b) Option Term. The Plan Administrator shall determine the term of any Discretionary Option granted by it, provided that the term of any Incentive Stock Option may not be longer than ten years, and provided further that the term of any Incentive Stock Option granted to an Eligible Individual possessing more than 10% of the combined voting power of the Company or an affiliate (a "10% Holder") may not be longer than five years.

  (c) Number of Underlying Shares. The Plan Administrator shall determine the number of shares underlying any Discretionary Option it elects to grant, provided that the aggregate fair market value of all shares underlying Incentive Stock Options granted to an Eligible Individual that first become exercisable in any calendar year may not exceed $100,000.

  (d) Exercise Price. The Plan Administrator shall determine the exercise price of any Discretionary Option it elects to grant, provided that (i) the exercise price of Incentive Stock Options may not be less than the fair market value of the underlying shares on the grant date, and (ii) the exercise price of any Incentive Stock Option granted to a 10% Holder may not be less than 110% of the fair market value of the underlying shares on the grant date.

  (e) Vesting. The Plan Administrator shall determine the vesting schedule, if any, with respect to each Discretionary Option it elects to grant.

  Exercise of Options. The exercise price for all Options must be paid to the Company at the time of exercise in cash, personal or certified check, bank draft, or postal or express money order, provided that the Plan Administrator may, in its discretion, (a) permit the exercise price of a Discretionary Option to be paid in any one, or any combination, of the following manners: (i) with shares of Common Stock owned by the optionee; (ii) with shares of Common Stock withheld from the shares otherwise deliverable to the optionee upon exercise of the Option; (iii) by delivery of an irrevocable direction to a securities broker to sell shares of Common Stock and deliver the proceeds to the Company; and (iv) by delivery of a promissory note with recourse, interest, security, redemption and other terms as the Plan Administrator shall determine; and (b) permit the exercise price of any Non-Discretionary Option to be paid in any one, or any combination, of the manners specified in clauses (i), (ii) and
(iii) above. Any shares of Common Stock used to exercise an Option shall be valued at their fair market value as of the exercise date. The Plan Administrator also may, in its discretion, permit the holder of a Discretionary Option to surrender all or part of such option in exchange for a payment (in cash, shares of Common Stock valued at fair market value on the date of surrender, or any combination thereof) in an amount equal to the difference between the aggregate fair market value (as of the surrender date) and the aggregate exercise price of the shares as to which such option is surrendered. As of March 31, 1995, the closing sale price of the Common Stock on the New York Stock Exchange was $11.375 per share.

  Reload Feature. If, upon the exercise of any Discretionary Option, shares otherwise issuable to the optionee are withheld to satisfy the exercise price or federal, state and local withholding tax obligations, the Plan Administrator may, in its discretion, issue a new Option to such optionee covering the number of shares withheld. Any such new Option will be identical to the Discretionary Option being exercised, except that the exercise price will be equal to the fair market value of the Common Stock as of the grant date of such new Option.

  Restricted Stock Awards. The Plan Administrator may, in its discretion, grant awards of Restricted Stock to Eligible Individuals from time to time during the term of the 1995 Incentive Plan. Each such award may be either a sale or a bonus grant, and will be evidenced by a written Restricted Stock purchase or bonus agreement, as applicable. The Plan Administrator has the discretion to fix the terms applicable to each Restricted Stock award, including without limitation payment terms, transfer restrictions, and forfeiture, repurchase and vesting provisions, subject only to the restrictions contained in the 1995 Incentive Plan. The Plan Administrator may, in its discretion, condition any Restricted Stock award on the attainment of one or more preestablished objective performance goals meeting the requirements of Section 162(m) of the Code and the regulations thereunder.

  SAR Awards. The Plan Administrator may, in its discretion, grant awards of SARs to Eligible Individuals from time to time during the term of the 1995 Incentive Plan. Each such award will be evidenced by a written agreement, which will specify the term of the SAR and may contain any other provisions that the Plan Administrator deems appropriate and that are consistent with the provisions of the 1995 Incentive Plan.

  Acceleration upon Change in Ownership. On the twenty-second day after any Share Acquisition Date (as defined below), each Option, SAR, Restricted Stock bonus or Restricted Stock purchase agreement evidencing an Option, SAR or Restricted Stock automatically will become fully vested, nonforfeitable and exercisable, and any Restricted Stock covered by any such agreement will be released from all restrictions on transfer and all repurchase and forfeiture restrictions, unless, before such twenty-second day, a majority of the directors of the Company who are not affiliated with the Acquiring Person (as defined below) have approved the transaction pursuant to which such person became an Acquiring Person. A "Share Acquisition Date" means the first date of public announcement that a person (other than the Company, a subsidiary of the Company, or an employee benefit plan of the Company or any subsidiary) (an "Acquiring Person") has become the beneficial owner of 20% or more of the outstanding shares of Common Stock.

  Certain Other Corporate Changes. The Plan Administrator has the discretion, to the extent permitted by applicable law, to include provisions in any agreements evidencing awards granted under the 1995 Incentive Plan providing that, in the event of a dissolution, liquidation, merger or consolidation of the Company, or any other event that the Plan Administrator deems to have effected a change in control of the Company, any such awards shall accelerate and become fully vested, and all forfeiture and/or transfer restrictions with respect thereto shall lapse, regardless of whether such awards are otherwise to be assumed or replaced in connection with such event.

  Term and Early Termination. The 1995 Incentive Plan will become effective on the date it receives stockholder approval, and will terminate with respect to the grant of additional awards on the tenth anniversary thereof, unless sooner terminated by the Board of Directors. The Board of Directors may terminate or suspend the 1995 Incentive Plan at any time and for any reason, subject to certain restrictions on the ability to adversely affect awards previously granted thereunder.

  Amendment. The Board of Directors may amend the 1995 Incentive Plan, and any agreements evidencing awards granted thereunder, (other than agreements evidencing Non-Discretionary Options) at any time and for any reason, subject to certain restrictions on the ability to adversely affect awards previously granted thereunder and to any legal requirement to obtain stockholder approval. Such amendments may include, without limitation, accelerating vesting provisions of, and repricing, awards other than Non-Discretionary Options. In addition, terms of the 1995 Incentive Plan relating to Non-Discretionary Options may not be amended more than once every six months, except if necessary to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or any applicable rules and regulations thereunder. With the holder's written consent, the Plan Administrator also may cancel any outstanding Option or SAR or accept any outstanding Discretionary Option or SAR in exchange for a new Discretionary Option or SAR.

  Rule 16b-3 Compliance. Transactions under the 1995 Incentive Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the 1995 Incentive Plan, or any action of the Plan Administrator, fails so to comply, such provision or action will be deemed null and void to the extent that is permitted by applicable law and that the Plan Administrator deems advisable. If the 1995 Incentive Plan does not include any provision required by Rule 16b-3 in order to qualify awards of Non-Discretionary Options as awards under a non-discretionary formula within the meaning of that Rule, such provision (other than one relating to eligibility requirements or the price or amount of awards) will be deemed automatically to be incorporated by reference into the 1995 Incentive Plan with respect to awards of Non-Discretionary Options.

  Expenses. The Company makes no cash contributions to the 1995 Incentive Plan, but bears the expenses of administration. In addition, the Company also will incur cash expenses in connection with the exercise of SARs.

 U.S. Federal Income Tax Consequences Relating to the 1995 Incentive Plan.

  The following is a brief summary of the current U.S. federal income tax rules generally applicable to the awards under the 1995 Incentive Plan.

  Non-Qualified Stock Options. An optionee is not subject to federal income tax upon grant of a Non-Qualified Stock Option. At the time of exercise, the optionee will realize ordinary income (subject to withholding) to the extent that the then fair market value of the Common Stock exceeds the option price. The amount of such income will constitute an addition to the optionee's tax basis in the optioned stock. Sale of the shares will result in capital gain or loss (long-term or short-term depending on the optionee's holding period). The Company is entitled to a business expense deduction at the same time and to the same extent that the optionee realizes ordinary income.

  Incentive Stock Options. Incentive Stock Options awarded under the 1995 Incentive Plan are intended to constitute "incentive stock options" under
Section 422 of the Code. An optionee is not subject to federal income tax upon either the grant or exercise of an Incentive Stock Option. If the optionee holds the shares acquired upon exercise for at least one year after issuance of the optioned shares and until at least two years after grant of the option, then the difference between the amount realized on a subsequent sale or other disposition of shares and the option price will constitute long-term capital gain or loss. The Company will not be entitled to any deduction with respect to the grant or exercise of an Incentive Stock Option.

  If the optionee sells the shares acquired under an Incentive Stock Option before the requisite holding period, he/she will be deemed to have made a "disqualifying disposition" of the shares and will realize ordinary income in the year of disposition equal to the lesser of the fair market value of the shares at exercise or the amount realized on their disposition over the option price of the shares. Any gain recognized upon a disqualifying disposition in excess of the ordinary income portion will constitute either short-term or long-term capital gain. In the event of a disqualifying disposition, the Company will be entitled to a business expense deduction in the amount of the ordinary income realized by the optionee.

  The option spread on the exercise of an Incentive Stock Option is an adjustment in computing alternative minimum taxable income. No adjustment is required, however, if the optionee made a disqualifying disposition of the shares in the same year as he/she is taxed on the exercise.

  Stock Appreciation Rights. An optionee is not taxed upon the grant of SARs. An optionee exercising SARs will realize ordinary income (subject to withholding) in the amount of the cash or the fair market value of the shares received. The Company will be entitled to a business expense deduction at the same time and to the same extent that the optionee realizes ordinary income.

  Restricted Stock. An awardee of Restricted Stock will generally realize ordinary income (subject to withholding) when and to the extent that the restrictions on the shares lapse, as measured by the value of the shares at the time of lapse. The awardee's holding period for the shares will not commence until the date of lapse, and dividends paid during the restriction period will be treated as compensation. The income realized on lapse of the restrictions will constitute an addition to the awardee's tax basis in the shares.

  In lieu of deferred recognition of income, the awardee may formally elect, within 30 days of the award, to realize income at the time of award, as measured by the fair market value of the stock on the date of the award determined without regard to the restrictions. The income realized will constitute an addition to the tax basis of the shares. In the case of such election, any appreciation (or depreciation) on the shares during the restriction period will give rise to capital gain (or capital loss). In the event that the awardee terminates employment during the restriction period and forfeits his/her shares, no deduction may be claimed and the taxes paid on award of the shares shall be forfeited.

  The Company will be entitled to a business expense deduction at the same time and to the same extent that the awardee realizes ordinary income.

 New Plan Benefits

  The following table sets forth information regarding the awards to be granted under the 1995 Incentive Plan to the persons named therein, to the extent that such awards are presently determinable.

      NAME AND POSITION                                   NUMBER OF OPTIONS
      -----------------                               --------------------------
      All Executive Officers as a group.............. Not presently determinable
      Non-Employee Directors as a group.............. 20,000(/1/)
      All Employees as a Group....................... Not presently determinable

- --------
(1) Consists of a grant of Non-Discretionary Options covering 5,000 shares to each of Messrs. Diener, Greene, Johannsmeier and Mendelson on the day following the Annual Meeting, assuming such persons are reelected as directors of the Company.

                                   PROPOSAL 4

                          RATIFICATION OF SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

  The Board of Directors has selected Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending December 31, 1995, and has further directed that management submit the selection of independent public accountants for ratification by the stockholders at the Annual Meeting. Arthur Andersen LLP has audited the Company's financial statements annually since the Company's inception. Its representatives are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

  Stockholder ratification of the selection of Arthur Andersen LLP as the Company's independent public accountants is not required by the Company's By-Laws or otherwise. The Board of Directors is submitting the selection of Arthur Andersen LLP to the stockholders for ratification as a matter of good corporate practice. In the event the stockholders fail to ratify the selection, the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors determines that such a change would be in the best interests of the Company and its stockholders.

              SHARE OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND
                           CERTAIN BENEFICIAL OWNERS

  The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of January 23, 1995, by (i) all those known by the Company to be beneficial owners of more than five percent (5%) of its Common Stock; (ii) all directors and nominees for director; (iii) the executive officers of the Company included in the Summary Compensation Table set forth under the caption "Compensation of Directors and Executive Officers" below; and (iv) all current executive officers and directors of the Company as a group. Mr. Johannsmeier and Dr. Maslak can be contacted at the offices of the Company. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

                                                                 BENEFICIAL
                                                                  OWNERSHIP
                                                              -----------------
    BENEFICIAL OWNER                                           SHARES   PERCENT
    ----------------                                          --------- -------
   Karl H. Johannsmeier...................................... 5,178,423  17.9%
   Samuel H. Maslak(/1/)..................................... 2,023,294   6.9%
   Robert J. Gallagher(/2/)..................................   375,079   1.3%
   William H. Abbott(/3/)....................................   368,589   1.3%
   Stephen T. Johnson(/4/)...................................   115,706     *
   Bradford C. Anker(/5/)....................................   105,666     *
   Daniel R. Dugan(/6/)......................................    52,635     *
   Royce Diener(/7/).........................................    32,920     *
   John G. Freund(/8/).......................................     4,738     *
   Alan C. Mendelson(/9/)....................................     1,450     *
   Albert L. Greene..........................................         0     *
   All Executive Officers and Directors as a group
   (15 persons)(/10/)(/11/................................... 8,516,745  28.0%

- --------
*    Less than 1%
 (1) Includes 510,807 unissued shares of Common Stock subject to options exercisable within 60 days of January 23, 1995, which are deemed to be outstanding for the purpose of computing the percentage of Common Stock owned pursuant to Rule 13d-3(d)(1) under the Exchange Act. Also includes 13,780 shares of Common Stock for which Dr. Maslak disclaims beneficial ownership.
 (2) Includes 225,254 unissued shares of Common Stock subject to options exercisable within 60 days of January 23, 1995. Also includes 12,000 shares for which Mr. Gallagher disclaims beneficial ownership.
 (3) Includes 258,106 unissued shares of Common Stock subject to options exercisable within 60 days of January 23, 1995.
 (4) Includes 109,286 unissued shares of Common Stock subject to options exercisable within 60 days of January 23, 1995. Also includes 900 shares for which Mr. Johnson disclaims beneficial ownership.
 (5) Includes 101,513 unissued shares of Common Stock subject to options exercisable within 60 days of January 23, 1995. Also includes 1,500 shares for which Mr. Anker disclaims beneficial ownership.
 (6) Includes 50,135 unissued shares of Common Stock subject to options exercisable within 60 days of January 23, 1995.
 (7) Includes 15,920 unissued shares of Common Stock subject to options exercisable within 60 days of January 23, 1995. Also includes 2,000 shares of Common Stock for which Mr. Diener disclaims beneficial ownership.
 (8) Includes 4,737 unissued shares of Common Stock subject to options exercisable within 60 days of January 23, 1995.
 (9) Includes 950 shares for which Mr. Mendelson disclaims beneficial ownership.
(10) Includes 31,130 shares as to which beneficial ownership is disclaimed by certain executive officers of the Company.
(11) Includes 1,520,770 unissued shares of Common Stock subject to options exercisable within 60 days of January 23, 1995.

  Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission. Directors, executive officers, and greater than ten percent shareholders are required to furnish the Company with copies of all Section 16(a) forms that they file. Based upon a review of these filings and written representations from the Company's directors and executive officers for the fiscal year ended December 31, 1994, the Company notes that in connection with Mr. Johannsmeier's retirement from the Board of Directors in May 1994, Mr. Johannsmeier's stock options expired unexercised in August 1994. No Form 5 was filed as required in February 1995 reporting this expiration, but a Form 4 reporting this expiration was filed in March 1995.

               COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

  The following table discloses compensation received by (i) the Company's President and Chief Executive Officer, (ii) the four most highly paid executive officers serving as executive officers at the end of the fiscal year, and (iii) two former executive officers of the Company, for the three fiscal years ended December 31, 1994.

                          SUMMARY COMPENSATION TABLE

                                                                 LONG TERM
                                                                COMPENSATION
   NAME AND                      ANNUAL COMPENSATION               AWARDS           ALL OTHER
  PRINCIPAL                      -------------------------      ------------       COMPENSATION
   POSITION                 YEAR SALARY ($)      BONUS ($)      OPTIONS (#)            ($)
  ---------                 ---- ----------      ---------      ------------       ------------
Samuel H. Maslak            1994   $679,000             $0              0             $500(/11/)
 President and Chief        1993   $650,000        $48,100        316,775(/4/)        $500(/11/)
 Executive Officer          1992   $622,000             $0        175,000             $500(/11/)

Robert J. Gallagher         1994   $350,000        $35,000              0             $500(/11/)
 Chief Operating            1993   $293,000        $23,440        123,360(/5/)        $500(/11/)
 Officer                    1992   $280,000             $0         60,000             $500(/11/)

William H. Abbott           1994   $296,676(/1/)        $0              0          $39,147(/12/)
 Former Sr. Executive       1993   $373,000        $29,840        175,068(/6/)        $500(/11/)
 Vice President             1992   $357,000             $0         90,000             $500(/11/)

John G. Freund              1994   $292,872             $0          5,000         $293,907(/13/)
 Former Executive           1993   $287,000        $22,960        120,364(/7/)     $72,036(/14/)
 Vice President,            1992   $275,000             $0         50,000          $71,929(/15/)
 General Manager
 AEGIS(TM) Division

Daniel R. Dugan             1994   $270,000        $54,000        100,000          $57,597(/16/)
 Sr. Vice President,        1993   $209,000        $49,720(/2/)   130,040(/8/)     $57,344(/17/)
 Worldwide Sales,           1992   $200,000        $50,000(/3/)    70,000          $57,642(/18/)
 Service, Marketing

Bradford C. Anker           1994   $232,000        $18,000              0             $500(/11/)
 Vice President,            1993   $222,000        $17,760        157,738(/9/)        $500(/11/)
 Manufacturing              1992   $212,000             $0              0             $500(/11/)

Stephen T. Johnson          1994   $195,000        $11,700         50,000             $500(/11/)
 Vice President,            1993   $169,000        $13,520         66,680(/10/)       $500(/11/)
 Chief Financial            1992   $162,000             $0              0             $500(/11/)
 Officer and Treasurer

- --------
 (1) Includes $117,000 in consulting fees. See "Certain Relationships and Other Transactions".
 (2) Consisting of $16,720 as a year-end bonus pursuant to the Company's officer bonus plan and $33,000 as a bonus based upon the performance of the Company's domestic field organization.
 (3) Consisting of a bonus based upon the performance of the Company's domestic field organization.
 (4) Includes options for 216,775 shares granted in exchange for the cancellation of options for 325,000 shares during a Company-wide option repricing.
 (5) Includes options for 53,360 shares granted in exchange for the cancellation of options for 80,000 shares during a Company-wide option repricing.
 (6) Includes options for 135,068 shares granted in exchange for the cancellation of options for 202,500 shares during a Company-wide option repricing.
 (7) Includes options for 60,364 shares granted in exchange for the cancellation of options for 90,500 shares during a Company-wide option repricing.
 (8) Includes options for 80,040 shares granted in exchange for the cancellation of options for 120,000 shares during a Company-wide option repricing.
 (9) Includes options for 142,738 shares granted in exchange for the cancellation of options for 214,000 shares during a Company-wide option repricing.
(10) Includes options for 26,680 shares granted in exchange for the cancellation of options for 40,000 shares during a Company-wide option repricing.
(11) Consisting of an employer contribution of $500 to each employee's 401(k) plan account.
(12) Consisting of an employer contribution of $500 to Mr. Abbott's 1994 401(k) plan account and $38,647 for accrued vacation and paid time off paid upon Mr. Abbott's retirement.
(13) Consisting of (i) an employer contribution of $500 to Dr. Freund's 1994 401(k) plan account, (ii) $49,859 for accrued vacation and paid time off paid as a result of Dr. Freund's resignation and (iii) forgiveness of the remaining outstanding balance of a loan from the Company in the amount of $243,548. See "Certain Relationships and Other Transactions" for a description of such loan.
(14) Consisting of an employer contribution of $500 to Dr. Freund's 1993 401(k) plan account and partial forgiveness of a loan from the Company in the amount of $71,536. See "Certain Relationships and Other Transactions" for a description of such loan.
(15) Consisting of an employer contribution of $500 to Dr. Freund's 1992 401(k) plan account and partial forgiveness of a loan from the Company in the amount of $71,429. See "Certain Relationships and Other Transactions" for a description of such loan.
(16) Consisting of an employer contribution of $500 to Mr. Dugan's 1994 401(k) plan account and partial forgiveness of a loan from the Company in the amount of $57,097. See "Certain Relationships and Other Transactions" for a description of such loan.
(17) Consisting of an employer contribution of $500 to Mr. Dugan's 1993 401(k) plan account and partial forgiveness of a loan from the Company in the amount of $56,844. See "Certain Relationships and Other Transactions" for a description of such loan.
(18) Consisting of an employer contribution of $500 to Mr. Dugan's 1992 401(k) plan account and partial forgiveness of a loan from the Company in the amount of $57,142. See "Certain Relationships and Other Transactions" for a description of such loan.

  During 1994, each non-employee director received an annual fee of $24,000 in connection with his service on the Board of Directors of the Company and was reimbursed for all travel expenses incurred in attending meetings of the Board. In addition, Mr. Perkins received an annual fee of $24,000 in connection with his service as Chairman of the Executive Committee. Pursuant to the 1991 Stock Incentive Plan of the Company, each non-employee director who was elected at the 1994 Annual Meeting was granted an option to purchase 5,000 shares of the Company's Common Stock on May 17, 1994, and each non-employee member of the Executive Committee of the Board of Directors was granted an additional option to purchase 5,000 shares of Common Stock of the Company on the same date.

                     OPTIONS GRANTED TO EXECUTIVE OFFICERS

  The following two tables set forth certain information regarding stock options granted to, exercised by, and owned by the executive officers named in the foregoing Summary Compensation Table during 1994.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                               POTENTIAL REALIZABLE
                                                                                 VALUE AT ASSUMED
                                                                               RATES OF STOCK PRICE
                                          % OF TOTAL                             APPRECIATION FOR
                                        OPTIONS GRANTED                           OPTION TERM(2)
                          OPTIONS       TO EMPLOYEES IN  EXERCISE   EXPIRATION ---------------------
          NAME           GRANTED(#)       FISCAL YEAR   PRICE/SHARE    DATE        5%        10%
          ----           ----------     --------------- ----------- ---------- ---------- ----------
Samuel H. Maslak........        0
Robert J. Gallagher.....        0
William H. Abbott.......        0
John G. Freund..........    5,000(/1/)        0.6%        $11.50      2/24/04  $   36,161 $   91,640
Daniel R. Dugan.........  100,000(/1/)       11.6%        $16.75     11/18/04  $1,053,398 $2,669,519
Bradford C. Anker.......        0
Stephen T. Johnson......   50,000(/1/)        5.8%        $16.75     11/18/04  $  526,699 $1,334,759

- --------
(1) Granted at fair market value on the date of grant; vesting over five years with 10% of the shares vesting six months after the date of grant and the balance vesting daily over the remaining term. Vesting may be accelerated and the options may be repriced at the discretion of the Board of Directors. In the event of a dissolution, merger or other reorganization of the Company in which more than 50% of the Company's stock is exchanged, any surviving corporation shall assume the options outstanding, substitute similar rights for outstanding options, or the options shall continue. If the surviving corporation refuses to assume or continue the options, vesting on such options shall be accelerated.
(2) The dollar amounts under these columns are the result of calculations at the 5% and 10% annual rates of stock appreciation prescribed by the Securities and Exchange Commission and are not intended to forecast possible future appreciation, if any, of the Company's stock price. Assuming 5% and 10% compounded annual appreciation of the stock price over the term of the option, the price of a share of Common Stock underlying an option issued February 24, 1994 with an exercise price of $11.50 would be $18.73 and $29.83, respectively, on February 24, 2004, and the price of a share of Common Stock underlying an option issued November 18, 1994 with an exercise price of $16.75 would be $27.28 and $43.45, respectively, on November 18, 2004. The share price of Acuson stock on December 30, 1994 was $16.25.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                      NUMBER OF SECURITIES  VALUE OF UNEXERCISED
                                                     UNDERLYING UNEXERCISED IN-THE-MONEY OPTIONS
                                                      OPTIONS AT FY-END(#)     AT FY-END ($)
                         SHARES ACQUIRED    VALUE         EXERCISABLE/          EXERCISABLE/
          NAME           ON EXERCISE(#)  REALIZED($)     UNEXERCISABLE        UNEXERCISABLE(1)
          ----           --------------- ----------- ---------------------- --------------------
Samuel H. Maslak........         --            --      492,760 / 184,015    $680,478 / $823,785
Robert J. Gallagher.....         --            --      218,417 /  86,443    $303,358 / $344,772
William H. Abbott.......         --            --      258,106 /       0    $690,740 / $      0
John G. Freund..........     158,300      $360,051       4,737 /       0    $ 21,050 / $      0
Daniel R. Dugan.........         --            --       43,315 / 186,725    $210,113 / $386,107
Bradford C. Anker.......       6,000      $ 92,700      92,722 /  74,016    $591,086 / $379,823
Stephen T. Johnson......         --            --      105,952 /  96,728    $187,157 / $184,300

- --------
(1) Value per share is defined as the market price of Acuson stock at year end minus the per share exercise price of the option. The share price of Acuson stock on December 30, 1994 was $16.25.

               REPORT OF THE COMPENSATION COMMITTEE AND BOARD OF
                       DIRECTORS--EXECUTIVE COMPENSATION

  The Company believes that compensation of the Company's key executives should be sufficient to attract and retain highly qualified personnel in the competitive Silicon Valley area, and should also provide meaningful incentives for measurably superior performance. The Company seeks to reward achievement of long and short-term performance goals measured by successful development of new products, sales volume, meeting or exceeding financial targets, and other factors. In addition, the Company's performance is considered on an absolute basis and in comparison to other ultrasound companies in determining executive remuneration.

  The Company's executive compensation generally consists of a base salary, a cash bonus and long-term incentive compensation in the form of stock options. For 1994, salaries for the Company's executive officers, other than for the President, were recommended by the President, reviewed by the Chairman of the Board and approved by the Compensation Committee. The 1994 salary for the President was recommended by the Chairman of the Board and approved by the Compensation Committee. In determining his recommendations for salaries of executive officers, the President did not employ a formulaic approach or assign a predetermined weight to any specific objective or subjective criteria. Rather, the President relied on a number of factors he deemed important in making his recommendation, including his view of the Company's performance, the ultrasound market in general and the value of that executive's position at Acuson. The President also relied on publicly available executive compensation surveys chosen for their reputability and relevance to the Company in terms of geographical area and size of companies surveyed and on a study of executive compensation in publicly-held ultrasound companies and high technology companies in the San Francisco Bay Area. Neither the surveys nor the study specifically use data for the companies included in the groups listed in the performance graph in this proxy statement.

  The 1994 salary for Dr. Maslak, the Company's President and Chief Executive Officer, was determined using a similar process and philosophy as was used for all other executive officers. Generally, the Chairman of the Board considered the survey data described above in concert with his own assessment of the Company's performance and Dr. Maslak's performance and contributions to the Company. There was no formulaic tie between the Company's stated goals and performance and the President's salary in the Chairman's recommendation; instead the Chairman's judgment and discretion was used in his recommendations to the Compensation Committee.

  The Compensation Committee met in February 1994 to determine executive officer salaries for 1994. The President reported that survey data received placed the Company's officers' salary compensation, including bonuses, between the 50th and 75th percentile of executive compensation for high technology companies of a similar size in the Northern California area. The President then noted that weak worldwide economic conditions, together with uncertainties about United States governmental health care reimbursement as well as health care reform and consolidations in general, would continue to impact sales in ultrasound markets. Further, the President reported that the Company would continue to make substantial investments in field operations and product development, which would have an immediate effect on profits for the year. Given these factors, the President recommended, and the Compensation Committee accepted, that a 4.5% target salary raise be established for all executive officers, other than the President. This 4.5% target is equal to the amount of the Company's average "merit budget" for 1994 for the Company's employees as a whole. (The Company's "merit budget" is the percentage raise that the Company allocates in its budget planning process for merit salary increases for the Company's employees as a whole; thus, while individual merit raises might vary, all salary merit raises for employees must average 4.5%.) The President then recommended that raises in the salaries of certain selected officers be greater than 4.5% based, in some cases on the officers being promoted, in some cases on the President's assessment of the officer's individual performance during 1993 and in some cases on an adjustment in base salary due to the addition or deletion of the potential for a bonus based on sales results. The Committee accepted these recommendations. The Chairman of the Board then recommended that although the President's individual performance merited a higher raise, in light of the factors described above affecting the Company as a whole, the President's salary increase should be limited to the Company's average "merit budget" for 1994 for employees as a whole, 4.5%, and the Compensation Committee accepted that recommendation. Dr. Maslak's 1994 total cash compensation is between the 50th and 75th percentile of the total cash compensation, including bonuses, of CEOs in the survey data.

  Officer bonuses for 1994 were determined in February 1995. Due to the retirement of two of the three members of the 1994 Compensation Committee, the Board of Directors determined officer bonuses for 1994. Under the terms of the Company's Officer Bonus Plan, the target bonus for any officer is 25% of the officer's cash compensation. This target is not established on an annual basis. The amount of any particular annual bonus awarded under the Bonus Plan, other than for the President, is recommended by the President based on his assessment of the achievement of Company goals in the areas of financial results, including orders, shipments and profit margins, relative market share, meeting in a timely manner product development milestones and expense controls. These goals are not formally established at any point in time and no specific target amounts are included in these goals, but they are discussed on a subjective basis with the Board at the time the Board considers the bonuses. The President reviews the Company's performance in these areas in light of his assessment of overall market conditions, as well as his assessment of the officer's performance during the prior year. For 1994, the President reported to the Board that sales for the Company had increased compared to 1993; the Company had successfully controlled expenses; the Company's net income had been significantly higher than its publicly-held competitors that reported ultrasound financial results; and the Company believes it maintained its overall market share in an increasingly competitive market. Based on these factors, the President recommended that bonuses of 6% of salary for all executive officers other than the President be granted, with the exception of certain officers, who, because of exceptional performance, should be granted a larger bonus. Dr. Maslak then requested that he receive no bonus for 1994. The Board accepted these recommendations.

  The Company also has a merit bonus program that applies to employees (including officers) to recognize special accomplishments or significant efforts. The President has the discretion to grant a bonus to any officer consistent with the principles of this program. No bonuses were awarded to executive officers under this program in 1994.

  Stock options are awarded to provide incentives to the officers to improve long-term financial results and to align rewards for officers with long-term increased value for shareholders. For 1994, the President relied on the survey and study data described above in determining the overall size of the pool of shares available for option grants to officers as a whole. According to this data, the overall pool of shares allocated for officer grants was in the middle of the range for officer option grants among the companies in the survey data. The President's recommendation of which individual officers should receive grants of options and the size of those grants were based primarily on his view of individual performance, and, to a lesser extent, on his evaluation of the relative importance of that individual in meeting the Company's objectives, and on advice from the Company's Employee Relations department on compensation necessary to hire and retain senior executives in the Silicon Valley area. The Compensation Committee, for options granted in February 1994, and the Board of Directors, for options granted in November 1994, accepted all of his recommendations. The President did not receive an option grant during 1994.

  Internal Revenue Code Section 162(m) limits the deductibility of annual compensation in excess of one million dollars paid to any of the five most highly compensated executive officers of the Company. This provision excludes certain forms of "performance-based compensation" from the compensation taken into account for purposes of that limit. The Company believes that its stock incentive plans are deemed "performance-based" under the rules contained in the proposed IRS regulations, and as a result, the Company believes that all compensation payments in 1994 are fully deductible. The Company will review the final regulations and determine whether any action is appropriate with regard to the deductibility of compensation payments in later years.

  The February 1995 Board of Directors       The 1994 Compensation Committee
    Royce Diener                               Royce Diener
    Robert J. Gallagher                        Karl H. Johannsmeier
    Samuel H. Maslak                           Thomas J. Perkins
    Thomas J. Perkins

                               PERFORMANCE GRAPH

              COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN(/1/)
                            AMONG S&P 500 INDEX, S&P
                         MEDICAL PRODUCTS AND SUPPLIES
                       INDEX(/2/) AND ACUSON CORPORATION


                        PERFORMANCE GRAPH APPEARS HERE

                                                         MEDICAL
Measurement Period           ACUSON         S&P          PRODUCTS
(Fiscal Year Covered)        CORP           500 INDEX    & SUPPLIES
- ---------------------        ----------     ---------     ----------
Measurement Pt-12/31/89      $100.00        $100.00      $100.00
FYE 12/31/90                 $127.74        $ 96.90      $117.36
FYE 12/31/91                 $150.59        $126.42      $191.93
FYE 12/31/92                 $ 73.83        $136.05      $164.44
FYE 12/31/93                 $ 56.84        $149.76      $125.41
FYE 12/31/94                 $ 76.17        $151.74      $148.71

Assumes $100 invested on December 31, 1989 in S&P 500 Index, S&P Medical Products and Supplies Index and Acuson Corporation

Notes:(1) Total Return assumes reinvestment of dividends.
      (2) Medical Products & Supplies Index includes C.R. Bard Inc., Baxter International Inc, Becton Dickinson & Co., Bausch & Lomb, Medtronic Inc., St. Jude Medical, Biomet, Inc., and U.S. Surgical.

                             COMPENSATION COMMITTEE
                      INTERLOCKS AND INSIDER PARTICIPATION

  During 1994, the Compensation Committee consisted of Messrs. Perkins and Diener, and until May 1994, Mr. Johannsmeier, none of whom has ever been an officer or employee of the Company.

                  CERTAIN RELATIONSHIPS AND OTHER TRANSACTIONS

  In connection with Dr. Freund's relocation to California in April 1989, the Company loaned Dr. Freund a total of $600,000 under two separate loans to assist him in the purchase of a home in California. The two loans, one in the amount of $500,000 and the other in the amount of $100,000, were secured by Dr. Freund's residence.

  The $500,000 loan to Dr. Freund was interest-free and was to be fully forgiven on a daily basis over a seven year period which commenced on June 1, 1990. Pursuant to the Employment and Non-Competition Agreement described below, at 1994 year-end, the remaining balance of the $500,000 loan was forgiven in full. The largest aggregate amount outstanding during the year was approximately $243,548.

  The $100,000 loan to Dr. Freund was paid in full by Dr. Freund in April 1994. Under its terms, the loan was interest-free until May 1, 1994, at which time it would bear interest at 11.25% per year.

  In December 1994, Dr. Freund resigned his employment with the Company. In connection with his resignation, Dr. Freund and the Company entered into an Employment and Non-Competition Agreement whereby Dr. Freund agreed to serve as a consultant to the Company until June 30, 1995 and until that date, Dr. Freund agreed he would not obtain employment with or provide consulting services to any third party engaged in the manufacture and/or sale of medical diagnostic ultrasound imaging equipment. In exchange, the Company agreed to forgive all amounts then outstanding under the $500,000 loan described above; to pay on an after-tax basis any amounts Dr. Freund paid to continue his existing Company-provided health insurance covering him and his family pursuant to COBRA until June 30, 1995, and on January 6, 1995 to pay Dr. Freund the sum of $163,150.

  In connection with Mr. Dugan's relocation to the San Francisco Bay Area in August 1991, the Company loaned Mr. Dugan $400,000 to assist him in the purchase of a home in the San Francisco Bay Area. The loan is secured by Mr. Dugan's residence.

  The loan to Mr. Dugan is interest-free and will be fully forgiven on a daily basis over a seven year period which commenced on August 8, 1991. The loan will be automatically forgiven upon termination of Mr. Dugan's employment by the Company without "cause" as defined in the promissory note, Mr. Dugan's death, reduction of Mr. Dugan's salary below $200,000, or a "change in control" of the Company, as defined in the note. If Mr. Dugan voluntarily terminates his employment with the Company or if he is terminated by the Company for "cause," he must repay the outstanding balance of the loan plus any tax savings to him resulting from any repayment of the loan, no later than the second anniversary of the date of termination.

  As of December 31, 1994, approximately $183,188 of the loan to Mr. Dugan was outstanding and the largest aggregate amount outstanding during the year was approximately $262,156.

  Upon Mr. Abbott's retirement as Senior Executive Vice President of the Company in June 1994, the Company entered into a two-year agreement with Mr. Abbott pursuant to which Mr. Abbott agreed to provide consulting services to the Company for an annual consulting fee of $234,000 in the first year and $156,000 in the second year. In addition, pursuant to that agreement, the Company agreed to reimburse Mr. Abbott for his reasonable out-of-pocket expenses in performing his consulting services and to accelerate vesting of certain options held by Mr. Abbott.

                          ANNUAL REPORT AND FORM 10-K

  The Company's Annual Report for the year 1994 is being mailed with this proxy statement to stockholders entitled to notice of the meeting. A COPY OF THE COMPANY'S 1994 FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, WILL BE PROVIDED UPON WRITTEN REQUEST AND WITHOUT CHARGE TO EACH SUCH STOCKHOLDER. Requests should be sent to Stockholder Relations, Acuson Corporation, P.O. Box 7393, Mountain View, California 94039-7393.

                                 OTHER BUSINESS

  The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ CHARLES H. DEARBORN

                                          Charles H. Dearborn
                                          Secretary

                               ACUSON CORPORATION
                       1995 EMPLOYEE STOCK PURCHASE PLAN
                       ---------------------------------



       The following constitute the provisions of the 1995 Employee Stock Purchase Plan of Acuson Corporation.

       1.   Purpose.  The purpose of the Plan is to provide employees of the
            -------
Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company by providing eligible employees with an opportunity to participate as shareholders in the Company's future growth. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. Accordingly, the provisions of the Plan, and the discretion granted to the Plan Administrator hereunder shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

       2.   Definitions.
            -----------

       (a) "Applicable Discount" shall mean, with respect to any given Purchase
            -------------------
Period, the discount fixed by the Plan Administrator pursuant to paragraph 4(b) with respect to such Purchase Period, which discount shall be no less than 0% and no more than 15% (in whole percentages).

       (b) "Board" shall mean the Board of Directors of the Company.
            -----

       (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.
            ----

       (d) "Common Stock" shall mean the common stock, par value $.0001 per
            ------------
share, of the Company.

       (e) "Company" shall mean Acuson Corporation, a Delaware corporation.
            -------

       (f) "Compensation" shall mean, with respect to any given Purchase Period,
            ------------
the components of each Participant's total compensation that will be treated as compensation for purposes of the Plan during such Purchase Period as determined by the Plan Administrator pursuant to paragraph 4(b).

       (g) "Designated Subsidiaries" shall mean the Subsidiaries which have been
            -----------------------
designated by the Plan Administrator from time to time in its sole discretion as eligible to participate in the Plan.

       (h) "Employee" shall mean any individual who is regularly engaged in the
            --------
rendition of personal services to the Company or a Designated Subsidiary for earnings considered wages under Section 3121(a) of the Code. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

       (i) "Enrollment Date" shall mean the first day of each Purchase Period.
            ---------------

       (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as
            ------------
amended.

       (k) "Exercise Date" shall mean, with respect to any given Purchase
            -------------
Period, the date or dates fixed by the Plan Administrator with respect to such Purchase Period pursuant to paragraph 4(b).

       (l) "Fair Market Value" shall mean, as of any date, the value of Common
            -----------------
Stock determined as follows:

            (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in the Common Stock) or system on the day of such determination, if such day is a Trading Day, or the previous Trading Day, if such day is not a Trading Day, as reported in The Wall Street Journal
                                                        -----------------------
       or such other source as the Board deems reliable; or

            (2) If the Common Stock is quoted on the NASDAQ system (but not on the National Market system thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock on the day of such determination, if such day is a Trading Day, or the previous Trading Day, if such day is not a Trading Day, as reported in The Wall Street Journal or such other source as the
                           -----------------------
       Board deems reliable; or

            (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

       (m) "Participant" means an eligible Employee of the Company or Designated
            -----------
Subsidiary who is actively participating in the Plan.

       (n) "Plan" shall mean this Employee Stock Purchase Plan.
            ----

       (o) "Plan Administrator" shall mean either the Board or a committee of
            ------------------
the Board that is responsible for the administration of the Plan.

       (p)  "Purchase Period" shall mean a purchase period established by the
             ---------------
Plan Administrator pursuant to paragraph 4 hereof.

       (q) "Purchase Price" shall mean, with respect to any given Exercise Date,
            --------------
the amount determined by applying the Applicable Discount to the lower of (i) the Fair Market Value of the Common Stock as of such Exercise Date and (ii) the Fair Market Value of the Common Stock as of the first date of the Purchase Period in which such Exercise Date falls; provided, however, that the Plan Administrator may, in its discretion, determine that the Purchase Price for all Exercise Dates within a given Purchase Period shall be the amount determined by applying the Applicable Discount to the Fair Market Value of the Common Stock as of the first date of such Purchase Period, but only if the Plan Administrator does so upon establishing such Purchase Period.

       (r) "Replacement Purchase Period" shall mean a replacement purchase
            ---------------------------
period established pursuant to paragraph 4(e) hereof.

       (s) "Reserves" shall mean the number of shares of Common Stock covered by
            --------
all purchase rights granted under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which purchase rights have not yet been granted (or as to which purchase rights have previously been granted but have expired unexercised).

       (t) "Subsidiary" shall mean a corporation, domestic or foreign, of which
            ----------
not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary, except that as used in paragraph 18(b), "Subsidiary" shall have the meaning set forth in paragraph 18(c).

       (u) "Trading Day" shall mean a day on which The New York Stock Exchange
            -----------
is open for trading.

       3.   Eligibility.
            -----------

       (a) Any Employee who has been continuously employed by the Company prior to the applicable Enrollment Date for such minimum period of time (not to exceed two years), if any, as the Plan Administrator may require and who is employed by the Company on such Enrollment Date shall be eligible to participate in the Plan for the Purchase Period commencing with such Enrollment Date. Members of the Board who are eligible Employees are permitted to participate in the Plan except to the extent limited by paragraph 13(b).

       (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted purchase rights under the Plan (i) if, immediately after the grant, such Employee (taking into account stock owned by any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options or rights to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary, or
(ii) which permits his/her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the Fair Market Value of the shares at the time such purchase right is granted) for each calendar year in which such purchase right is outstanding at any time. The determination of the accrual of the right to purchase stock shall be made in accordance with Section 423(b)(8) of the Code and the regulations thereunder.

       (c) Notwithstanding paragraph (a) above, the Plan Administrator shall have the discretion to exclude any one or more of the following categories of Employees from participation in the Plan: (i) Employees whose customary employment is 20 hours or less per week; (ii) Employees whose customary employment is five months or less in any calendar year; (iii) Employees who have been employed by the Company or any Designated Subsidiary for less than two years; and (iv) highly compensated Employees (within the meaning of Section 414(q) of the Code).

       4.   Purchase Periods.
            ----------------

       (a) The Plan shall be implemented by Purchase Periods until such time as
(i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have terminated in accordance with paragraph 19 or paragraph 24 hereof. Each Purchase Period shall be of such duration (not to exceed twenty-seven months per Purchase Period) as determined by the Plan Administrator upon establishment of such Purchase Period. Purchase Periods will commence on such dates as may be determined by the Plan Administrator during the period in which the Plan remains in existence. The Plan Administrator shall have the discretion to establish overlapping Purchase Periods.

       (b) Upon establishing each Purchase Period, the Plan Administrator shall fix (i) one or more Exercise Dates with respect to such Purchase Period, one of which shall be on the last day of such Purchase Period, (ii) the Applicable Discount with respect to such Purchase Period, (iii) the Compensation with respect to such Purchase Period and (iv) the maximum number of shares that may be purchased by any Participant on any Exercise Date during such Purchase Period (the "Per-Participant Limit"). In addition, the Plan Administrator may, in its discretion, fix a maximum number of shares of Common Stock that may be purchased by all Participants in the aggregate during such Purchase Period and/or on any given Exercise Date therein. Once fixed, the Exercise Date or Dates, the Applicable Discount, the

Compensation, the Per-Participant Limit and any aggregate share purchase limits with respect to a given Purchase Period may not be changed, except upon the occurrence of a Corporate Transaction as provided in paragraph 18(b).

       (c) A Participant shall be granted a separate purchase right for each Purchase Period in which he/she participates. The purchase right shall be granted on the first day of the Purchase Period and shall be automatically exercised in successive installments on each Exercise Date during the Purchase Period.

       (d) If the Plan Administrator establishes overlapping Purchase Periods, the Plan Administrator may, in its discretion, permit Participants to participate in more than one Purchase Period at a time.

       (e) If on the Trading Day following any Exercise Date in a Purchase Period the Fair Market Value of the Common Stock is less than the Fair Market Value of the Common Stock on the first day of such Purchase Period (after taking into account any adjustment during the Purchase Period pursuant to paragraph 18(a)), the Plan Administrator may, in its discretion, provide that the Purchase Period shall be terminated and that all Participants therein shall be enrolled in a new Purchase Period, other than any such Participants who are not eligible to participate in the Plan on that date or who have elected to terminate participation in the Plan. Any such new Purchase Period (a "Replacement Purchase Period") shall be established by the Plan Administrator pursuant to paragraph 4(a) and shall commence on the date that such previous Purchase Period is terminated. The Plan Administrator shall fix one or more Exercise Dates, the Applicable Discount, the Compensation and the Per-Participant Limit, and may fix aggregate share purchase limits, pursuant to paragraph 4(b) with respect to such Replacement Purchase Period.

       (f) Except as specifically provided herein, the acquisition of Common Stock through participation in the Plan for any Purchase Period shall neither limit nor require the acquisition of Common Stock by a Participant in any subsequent Purchase Period.

       5.   Participation.
            -------------

       (a) An eligible Employee may become a Participant in the Plan by completing a subscription agreement authorizing payroll deductions in a form designated by the Company and filing it with the Company's payroll office prior to the Enrollment Date for the Purchase Period in which such participation will commence in accordance with the filing deadline established by the Company.
Such agreement will remain effective under subsequent Purchase Periods unless and until such Employee files a new agreement or terminates his/her participation in the Plan in accordance with paragraph 6(c), provided that such Employee must file a new subscription agreement to enroll in any Purchase Period that overlaps with a Purchase Period in which such Employee has previously enrolled.

       (b) Payroll deductions for a Participant shall commence with the first payroll following the Enrollment Date and shall end on the last complete payroll period during the Purchase Period, unless sooner terminated by the Participant as provided in paragraph 10.

       6.   Payroll Deductions.
            ------------------

       (a) At the time a Participant files his/her subscription agreement, he/she shall elect to have payroll deductions made on each pay day during the Purchase Period in an amount from three to fifteen percent (in whole percentages only) of the Compensation which he/she receives on each such pay day.

       (b) All payroll deductions made for a Participant shall be credited to his/her account under the Plan. A Participant may not make any additional payments into such account.

       (c) A Participant may discontinue his/her participation in the Plan as provided in paragraph 10. A Participant's subscription agreement shall remain in effect for successive Purchase Periods unless and until such Participant files a new agreement or terminates his/her participation in the Plan as provided in paragraph 10. The Plan Administrator may, in its discretion, permit Participants to amend their subscription agreements to increase and/or decrease the rate of their payroll deductions during any given Purchase Period.

       (d) Notwithstanding the foregoing, to the extent necessary to comply with
Section 423(b)(8) of the Code and paragraph 3(b) herein, a Participant's payroll deductions may be decreased to 0% at such time during any Purchase Period which is scheduled to end during the current calendar year (the "Current Purchase Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in any other Purchase Period that ended or that will end during that calendar year plus all payroll deductions accumulated with respect to the Current Purchase Period equal the maximum amount permitted under
Section 423 of the Code. Payroll deductions shall recommence at the rate provided in such Participant's subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the Participant as provided in paragraph 10.

       7.   Grant of Purchase Right.  On the first day of each Purchase Period,
            -----------------------
each Participant in such Purchase Period shall be granted the right to purchase on each Exercise Date of such Purchase Period (at the applicable Purchase Price) up to a number of shares of Common Stock determined by dividing such Participant's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that such purchase shall be subject to the limitations set forth in paragraphs 3(b), 4(b), 6(d), 8(b) and 12(a) hereof. Exercise of the purchase right shall occur as provided in paragraph 8, unless the Participant has withdrawn from the Plan pursuant to paragraph 10, and the purchase right, to the extent not exercised, shall expire on the last day of the Purchase Period.

       8.   Exercise of Purchase Right.
            --------------------------

       (a) Unless a Participant withdraws from the Plan as provided in paragraph 10 below, his/her right to purchase shares will be exercised automatically on each Exercise Date, and the maximum number of full shares subject to such right shall be purchased for such Participant at the applicable Purchase Price with the accumulated payroll deductions in his/her account. No fractional shares will be purchased; any payroll deductions accumulated in a Participant's account which are not sufficient to purchase a full share shall be carried over to the next Exercise Date under the Plan or returned to the Participant, provided that, if the next Exercise Date falls within a new Purchase Period, such payroll deductions shall be carried over to such Exercise Date only if the Participant participates in such new Purchase Period. Any amount remaining in a Participant's account at the close of any Exercise Date caused by anything other than a surplus due to fractional shares (including the accumulated payroll deductions in any Participant's account as of any Exercise Date that are in excess of the amount needed to purchase the maximum number of full shares which may be purchased by such Participant based on the limitations in paragraphs 3(b), 4(b), 6(d), 8(b) and 12(a) hereof) shall be refunded to the Participant in cash as soon as practicable and shall not be carried over to the next Exercise Date. During a Participant's lifetime, a Participant's right to purchase shares hereunder is exercisable only by him/her.

       (b) If, on a given Exercise Date, the aggregate purchase of shares upon the exercise in full of all purchase rights would exceed the aggregate share purchase limit, if any, fixed by the Plan Administrator pursuant to paragraph 4(b) with respect to the applicable Purchase Period, the Company shall make a pro-rata allocation of the available shares in as nearly uniform a manner as shall be practicable and as it shall determine to be equitable.

       9.   Delivery.  The Company shall arrange the delivery to each
            --------
Participant of a certificate representing the shares of Common Stock purchased upon exercise of his/her purchase right based upon instructions provided to the Company by the Participant from time to time, but subject to paragraph 12(c).

       10   Withdrawal; Termination of Employment.
            -------------------------------------

       (a) A Participant may withdraw all but not less than all the payroll deductions credited to his/her account and not yet used to exercise his/her purchase right under the Plan at any time by giving written notice to the Company in a form designated by the Company. All of the Participant's payroll deductions credited to his/her account will be paid to such Participant as soon as practicable after receipt of such notice of withdrawal. Upon receipt of such notice of withdrawal, the Participant's purchase right for the Purchase Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Purchase Period. If a Participant withdraws from a Purchase Period, payroll deductions will not resume at the beginning of the succeeding Purchase Period unless the Participant delivers to the Company a new subscription agreement.

       (b) Upon a Participant's ceasing to be an eligible Employee for any reason other than retirement, the payroll deductions credited to such Participant's account during the Purchase Period but not yet used to exercise his/her purchase right will be returned to such Participant or, in the case of his/her death, to the person or persons entitled thereto under paragraph 14, and such Participant's purchase right will be automatically terminated.

       (c) Upon a Participant's ceasing to be an eligible Employee by reason of his/her retirement, the provisions of this paragraph 10(c) shall apply. If such retirement occurs three months or less prior to the next Exercise Date, the retired Participant shall have the option of withdrawing from the Plan as provided in paragraph 10(a), or taking no action and thereby continuing participation in the Purchase Period in which he/she was participating at the time of retirement. If retirement occurs more than three months prior to the next Exercise Date, the payroll deductions credited to such retired Participant's account during the Purchase Period but not yet used to exercise his/her purchase right will be returned to such Participant and such Participant's purchase right will be automatically terminated. The Plan Administrator shall have the discretion to shorten or lengthen such period from time to time during the term of the Plan, but such period shall in no event exceed three months.

       11.  Interest.  No interest shall accrue on the payroll deductions of a
            --------
Participant in the Plan.

       12.  Stock.
            -----

       (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 2,000,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in paragraph 18. If on a given Exercise Date the aggregate number of shares with respect to which purchase rights are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable. If any purchase right granted under the Plan shall terminate for any reason without having been exercised, the Common Stock not purchased under such right shall again become available under the Plan.

       (b) A Participant will have no interest or voting right in shares covered by his/her purchase right until such shares are actually purchased on the Participant's behalf in accordance with the applicable provisions of the Plan. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

       (c) Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant, in the name of the Participant and his/her spouse, in the name of the stockbroker at which the Participant maintains an account in accordance with instructions provided to the Company by the Participant pursuant to paragraph 9 or in the name of any permitted transferee of the Participant pursuant to paragraph 15.

       (d) The Common Stock subject to the Plan may be unissued shares, treasury shares or shares purchased by the Company on the open market or otherwise.

       13.  Administration.
            --------------

       (a) The Plan shall be administered by the Plan Administrator, which shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Plan Administrator shall, to the full extent permitted by law, be final and binding upon all parties.

       (b) Notwithstanding the provisions of paragraph 13(a), in the event that Rule 16b-3 promulgated under the Exchange Act or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be only administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested" as that term is used in Rule 16b-3.

       14.  Designation of Beneficiary.
            --------------------------

       (a) Participants may file a written designation of a beneficiary, on a form designated by the Company, who is to receive any shares and cash, if any, from the Participant's account under the Plan in the event of such Participant's death. If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

       (b) Such designation of beneficiary may be changed by the Participant (and his/her spouse, if any) at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

       15.  Transferability.  Neither payroll deductions credited to a
            ---------------
Participant's account nor any rights with regard to the exercise of a purchase right or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in paragraph 14 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from a Purchase Period in accordance with paragraph 10.

       16.  Use of Funds.  All payroll deductions received or held by the
            ------------
Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

       17.  Reports.  Individual accounts will be maintained for each
            -------
Participant in the Plan. Such accounts will be unfunded. Statements of account will be given to Participants as soon as practicable following each Exercise Date, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

       18.  Adjustments Upon Changes in Capitalization or Ownership.
            -------------------------------------------------------

       (a) Subject to any required action by the shareholders of the Company, the Reserves, as well as the Purchase Price with respect to each purchase right under the Plan that has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Plan Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to purchase rights granted under the Plan. The Plan Administrator may, if it so determines in the exercise of its sole discretion, make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding purchase right, in the event the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock.

       (b) In the event that any Corporate Transaction occurs or becomes imminent, the Board may determine, in the exercise of its sole discretion, to shorten any Purchase Period or Purchase Periods then in progress by setting a new Exercise Date (the "New Exercise Date"). If it elects to fix a New Exercise Date, the Board also may, in its discretion, change the Applicable Discount, the Compensation, the Per-Participant Limit and any aggregate share purchase limits previously established with respect to the shortened Purchase Period or Periods. If the Board shortens any such Purchase Period, the Board shall notify each Participant in writing that the Exercise Date for his/her purchase right has been changed to the New Exercise Date and that his/her purchase right will be exercised automatically on the New Exercise Date, unless prior to such date he/she has withdrawn from such Purchase Period as provided in paragraph 10.
Such written notice shall also include a description of any changes made to the Applicable Discount, the Compensation, the Per-Participant Limit and any aggregate share purchase limits made pursuant to this paragraph 18(b).

       (c) For purposes of paragraph 18(b), the following definitions shall apply:

       "Acquiring Person" means any Person who or which, together with all
        ----------------
       Affiliates and Associates of such Person, shall be the Beneficial Owner of 20% or more of the Common Stock then outstanding, but shall not include the Company, any Subsidiary of the Company or any employee benefit plan of the Company or any Subsidiary of the Company, or any entity holding Common Stock for or pursuant to the terms of any such plan. Notwithstanding the foregoing, no Person shall become an Acquiring Person as the result of an acquisition of Common Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 20% or more of the Common Stock of the Company then outstanding; provided,
                                                                    --------
       however, that if a Person becomes the Beneficial Owner of 20% or more of
       -------
       the Common Stock of the Company then outstanding by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of any additional Common Stock of the Company, then such Person shall be deemed to be an Acquiring Person.

       "Affiliate" and "Associate" have the respective meanings ascribed to such
        ---------       ---------
       terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

       "Approved Transaction" means any transaction that occurs at a time when
        --------------------
       Continuing Directors are in office and a majority of the Continuing Directors then in office has determined that the transaction is in the best interest of the Company and its stockholders.

       A Person shall be deemed the "Beneficial Owner" of and shall be deemed to
                                     ----------------
       "beneficially own" any securities: (i) which such Person or any of such Person's Affiliates or Associates beneficially owns, directly or indirectly; (ii) which such Person or any of such Person's

       Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall
                                          --------  -------
       not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner
       --------  -------
       of, or to beneficially own, any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or (iii) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to clause (ii)(B) of this definition) or disposing of any securities of the Company; provided further, however, that nothing in this paragraph 18 shall cause a Person to be the Beneficial Owner of, or to beneficially own, any securities (x) acquired through such Person's participation in the business of underwriting securities in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition or
       (y) which such Person has reported on Schedule 13G under the Exchange Act and has not ceased to be eligible to report on Schedule 13G pursuant to Rule 13d-1 under the Exchange Act.

       "Common Stock" has the meaning set forth in paragraph 2(d).
        ------------

       "Corporate Transaction" means any of the following events: (a) a Share
        ---------------------
       Acquisition Date; (b) a dissolution or liquidation of the Company; (c) a merger or consolidation in which the Company is not the surviving corporation; (d) a merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; (e) any capital reorganization in which more than 50% of the shares of the Company entitled to vote are exchanged; and (f) any other event that the Board deems, in its discretion, to constitute a change in control of the Company.

       "Continuing Director" means (i) any member of the Board, while such
        -------------------
       Person is a member of the Board, who is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or a representative of an Acquiring Person or of any such Affiliate or Associate, and who was, if applicable, a member of the Board prior to the time that any Person becomes an Acquiring Person, or (ii) any Person who subsequently becomes a member of the Board, while such Person is a member of the Board, who is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or a representative of an Acquiring Person or of any such Affiliate or Associate, if such Person's nomination for election or election to the Board is recommended or approved by a majority of Continuing Directors.

       "Exchange Act" has the meaning set forth in paragraph 2(j).
        ------------

       "Person" means any individual, firm, partnership, corporation or other
        ------
       entity, and shall include any successor (by merger or otherwise) of such entity.

       "Rights" means the rights granted to the Company's shareholders to
        ------
       purchase additional Common Stock under certain circumstances, as described in that certain Rights Agreement, dated as of May 5, 1988, by and between the Company and The First National Bank of Boston, as rights agent.

       "Share Acquisition Date" means the first date of public announcement by
        ----------------------
       the Company or an Acquiring Person that a Person has become an Acquiring Person; provided, however, that no "Share Acquisition Date" shall occur
               --------  -------
       as a result of any Person becoming an Acquiring Person pursuant to an Approved Transaction.

       "Subsidiary" of any Person means any corporation or other entity of which
        ----------
       a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person, or which is otherwise controlled by such Person.

       19.  Amendment or Termination.
            ------------------------

       (a) The Board may at any time and for any reason terminate or amend the Plan. Except as provided in paragraph 18 and paragraph 19(b), no such termination can affect purchase rights previously granted, provided that a Purchase Period may be terminated by the Board on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. Except as provided in paragraph 18, no amendment may make any change in any purchase rights theretofore granted which adversely affects the rights of any Participant. To the extent necessary to comply with Rule 16b-3 or Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval of any amendment to the Plan in such a manner and to such a degree as required.

       (b) Without shareholder consent and without regard to whether any Participant rights may be considered to have been "adversely affected," the Plan Administrator shall be entitled to change Purchase Periods, limit the frequency and/or number of changes in the amount withheld during Purchase Periods, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation, and establish such other limitations or procedures as the Plan Administrator determines in its sole discretion are advisable and that are consistent with the Plan.

       20.  Notices.  All notices or other communications by a Participant to
            -------
the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

       21.  Conditions Upon Issuance of Shares.  Shares of Common Stock shall
            ----------------------------------
not be issued with respect to a purchase right unless the exercise of such purchase right and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or any automated inter-dealer quotation system maintained by the National Association of Securities Dealers, Inc. upon which the Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of a purchase right, the Company may require the person exercising such purchase right to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

       22.  Additional Restrictions of Rule 16b-3.  The terms and conditions of
            -------------------------------------
purchase rights granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, such purchase rights shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

       23.  Effective Date.  The Plan shall become effective on the date it is
            --------------
approved by the stockholders (the "Effective Date").

       24.  Term of Plan.  The Plan shall continue in effect for a term of ten
            ------------
(10) years after the Effective Date unless sooner terminated under paragraph 19. No rights may be granted under the Plan following its termination.

       25.  Shareholder Approval.  Continuance of the Plan shall be subject to
            --------------------
approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board. If such shareholder approval is obtained at a duly held shareholders' meeting, the Plan must be approved by a majority of the votes cast at a shareholders' meeting at which a quorum (consisting of at least a majority of all outstanding voting stock of the Company) is, either in person or by proxy, present and voting on the Plan, or, if such shareholder approval is obtained by written consent, it must be obtained by the written consent of the holders of a majority of all outstanding voting stock of the Company; provided, however, that approval at a meeting or by written consent may be obtained by a lesser degree of shareholder approval if the Board determines, in its discretion after consultation with the Company's legal counsel, that such a lesser degree of shareholder approval will comply with all applicable laws and will not adversely affect the qualification of the Plan under Section 423 of the Code.

       26.  No Employment Rights.  The Plan does not, directly or indirectly,
            --------------------
create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an employee's employment at any time.

       27.  Effect of Plan.  The provisions of the Plan shall, in accordance
            --------------
with its terms, be binding upon, and inure to the benefit of, all successors of each Participant, including, without limitation, such Participant's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Participant.

       28.  Governing Law.  The law of the State of California will govern all
            -------------
matters relating to this Plan except to the extent it is superseded by the laws of the United States.

                               ACUSON CORPORATION

                           1995 STOCK INCENTIVE PLAN
                           -------------------------


1.  Establishment, Purpose, and Definitions.
    ---------------------------------------

    (a) Acuson Corporation (the "Company") hereby adopts the Acuson Corporation 1995 Stock Incentive Plan (the "Plan").

    (b) The purpose of the Plan is to allow the Company to provide incentives to Eligible Individuals (as defined in Section 4, below) for employment, increased efforts and successful achievements on behalf of or in the interests of the Company and its Affiliates and to maximize the rewards due them for those efforts and achievements. In the case of Employees (including officers and directors who are Employees) of the Company and of its Affiliates such incentives include (i) an opportunity to purchase shares of common stock, par value $.0001 per share, of the Company ("Stock") pursuant to options which may qualify as incentive stock options (referred to as "incentive stock options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"),
(ii) an opportunity to purchase shares of Stock pursuant to options which are not described in Sections 422 or 423 of the Code (referred to as "nonqualified stock options"), (iii) the sale or bonus of restricted Stock ("Restricted Stock"), and (iv) the grant of stock appreciation rights ("SARs"), either separately or in relation ("tandem") with stock options, entitling holders to compensation measured by appreciation in the value of Stock. The Plan also provides for the grant of similar incentives (other than incentive stock options) to independent contractors and consultants to the Company and its Affiliates. Finally, the Plan provides for the automatic, nondiscretionary grant of nonqualified stock options to directors of the Company who are not Employees of the Company or any Affiliate ("Non-Employee Directors").

    (c) Except for purposes of Section 12, the term "Affiliate" means parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f) of the Code (but substituting "the Company" for "employer corporation"), including parents or subsidiaries of the Company that become such after adoption of the Plan.

    (d) The term "Employee" means any person, including officers and directors, who is an employee of the Company or an Affiliate for purposes of income tax withholding under the Code. Neither service as a director nor payment of a director's fee by the Company shall be sufficient to constitute a person an Employee.

2.  Administration of the Plan.
    --------------------------

    (a) If permitted by Rule 16b-3 (or any successor thereto) promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"), the Plan may be administered by different committees with respect to: (i) Non-Employee Directors; (ii) Eligible Individuals who are (A) officers or directors subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or (B) "covered employees" within the meaning of Section 162(m)(3) of the Code ("Covered Employees"); and (iii) Eligible Individuals who are neither officers or directors subject to Section 16(b) of the Exchange Act nor Covered Employees. Each committee, in addition to satisfying any specific requirements imposed by this Section 2, shall also satisfy any legal requirements relating to the administration of stock-based compensation plans under applicable state corporate and securities laws and the Code ("Applicable Laws"). References herein to the "Plan Administrator" shall refer to the applicable committee(s) or, if the Board of

Directors of the Company (the "Board") does not delegate administration of some aspects of the Plan to a committee, shall be construed to refer to the Board.

    (b) The Secretary of the Company shall administer the provisions of Section 5 of the Plan (providing for stock option grants to Non-Employee Directors). This function shall be limited to matters of interpretation and administrative oversight.

    (c) With respect to awards made to Eligible Individuals who are officers or directors subject to Section 16(b) of the Exchange Act or Covered Employees, the Plan shall be administered by a committee of the Board, which committee shall be constituted to comply with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3 and a "committee comprised solely of two or more outside directors" for purposes of Section 162(m) of the Code. Once appointed, such committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time, the Board may increase the size of the committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), all to the extent permitted by Rule 16b-3, Section 162(m) of the Code, the rules and regulations with respect to each, and Applicable Laws. The committee shall select one of its members as chair of the committee and shall hold meetings at such times and places as it may determine. To the extent permitted by Rule 16b-3, Section 162(m) of the Code, the rules and regulations with respect to each, and Applicable Laws, a majority of the committee shall constitute a quorum, and acts of the committee at which a quorum is present, or acts reduced to or approved in writing by all the members of the committee, shall be the valid acts of the committee.

    (d) With respect to awards made to Eligible Individuals who are neither officers nor directors subject to Section 16(b) of the Exchange Act nor Covered Employees, the Plan shall be administered by (i) the Board; or (ii) a committee of one or more persons (which may be the committee established pursuant to Section 2(c), above) designated by the Board. Once appointed, such committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time, the Board may increase the size of the committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws. The committee shall select one of its members as chair of the committee and shall hold meetings at such times and places as it may determine. To the extent permitted by Applicable Laws, a majority of the committee shall constitute a quorum, and acts of the committee at which a quorum is present, or acts reduced to or approved in writing by all the members of the committee, shall be the valid acts of the committee.

    (e) The Plan Administrator shall determine which Eligible Individuals shall be granted options under the Plan, the timing of such grants, the terms thereof (including any restrictions on the Stock), and the number of shares subject to such options.

    (f) The Plan Administrator shall also determine which Eligible Individuals shall be granted or issued SARs or Restricted Stock (other than pursuant to the exercise of options) under the Plan, the timing of such grants or issuances, the terms thereof (including any restrictions and the consideration, if any, to be paid therefor) and the number of shares or SARs to be granted.

    (g) Except for options granted to Non-Employee Directors pursuant to Section 5, the Plan Administrator may amend the terms of any outstanding option or SAR granted under this Plan, but any amendment that would adversely affect the holder's rights under an outstanding option or SAR shall not be made without the holder's written consent. The Plan Administrator may, with the holder's written consent, cancel any outstanding option or SAR or accept any outstanding option or SAR in exchange for a new option or SAR. The Plan Administrator also may amend any Restricted Stock purchase agreement or Restricted Stock bonus agreement relating to sales or bonuses of Restricted Stock under the Plan, but any amendment that would adversely affect the individual's rights to the Restricted Stock shall not be made without his or her written consent.

    (h) The Plan Administrator shall have the sole authority, in its absolute discretion, to adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable for the administration of the Plan, to construe and interpret the Plan, the rules and the regulations, and the instruments evidencing options, SARs or Restricted Stock granted or issued under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations, and interpretations of the Plan Administrator shall be binding on all participants. Notwithstanding the foregoing, the Plan Administrator shall not exercise any discretionary functions with respect to options granted to Non-Employee Directors pursuant to
Section 5.

3.  Stock Subject to the Plan.
    -------------------------

    (a) The maximum aggregate number of shares of Stock available for issuance under the Plan and during the life of the Plan shall equal 3,500,000 shares, subject to adjustment from time to time in accordance with this Section 3. The Stock subject to the Plan may be unissued shares, treasury shares or shares purchased by the Company on the open market or otherwise.

    (b) For purposes of the limitation specified in Section 3(a), the following principles shall apply, provided that no Stock shall be treated as issuable under the Plan to persons subject to Section 16 of the Exchange Act if otherwise prohibited from issuance under Rule 16b-3:



         (1) the following transactions, if granted pursuant to this Plan, shall count against and decrease the number of shares of Stock that may be issued for purposes of Section 3(a): (i) shares of Stock subject to outstanding options, outstanding shares of Restricted Stock, and shares subject to SARs granted independently of options (based upon a good faith estimate by the Company or the Plan Administrator of the maximum number of shares for which the SAR may be settled (assuming payment in full in shares of Stock), and (ii) in the case of options granted in tandem with SARs, the greater of the number of shares of Stock that would be counted if one or the other alone was outstanding (determined as described in clause (i) above);

         (2) the following shall be added back to the number of shares of Stock that may be issued for purposes of Section 3(a): (i) shares of Stock with respect to which options, SARs granted independent of options, or Restricted Stock awards expire, are cancelled, or otherwise terminate without being exercised, converted, or vested, as applicable, and (ii) in the case of options granted in tandem with SARs, shares of Stock as to which an option has been surrendered in connection with the exercise of a tandem SAR, to the extent the number surrendered exceeds the number issued upon exercise of the SAR; provided that, in any case, the
                                                 -------------
         holder of such awards did not receive any dividends or other benefits of ownership with respect to the underlying shares being added back, other than voting rights and the accumulation (but not payment) of dividends of Stock;

         (3) shares of Stock subject to SARs granted independently of options (calculated as provided in clause (1) above) that are exercised and paid in cash shall be added back to the number of shares of Stock that may be issued for purposes of Section 3(a), provided that the holder of such SAR did not receive any dividends or other benefits of ownership, other than voting rights and the accumulation (but not payment) of dividends, relative to the shares of Stock subject to the SARs;

         (4) shares of Stock that are transferred by a holder of an award (or withheld by the Company) as full or partial payment to the Company of the purchase price of shares of Stock subject to an option or the Company's or any Affiliate's tax withholding obligations shall not be added back to the number of shares of Stock that may be issued for purposes of Section 3(a) and shall not again be subject to awards; and

         (5) if the number of shares of Stock counted against the number of shares that may be issued for purposes of Section 3(a) is based upon an estimate made by the Company or the Plan Administrator as provided in clause (1) above and the actual number of shares of Stock issued pursuant to the applicable award is greater or less than the estimated number, then upon such issuance, the number of shares of Stock that may be issued pursuant to Section 3(a) shall be further reduced by the excess issuance or increased by the shortfall, as applicable.


    (c) If there is any change in the Stock through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend (in excess of 2%), or other change in the capital structure of the Company, appropriate adjustments shall be made by the Plan Administrator, in order to preserve but not to increase the benefits to the outstanding options, SARs and Restricted Stock purchase or Restricted Stock bonus awards under the Plan, including adjustments to the aggregate number and kind of shares subject to the Plan, or to outstanding Restricted Stock purchase or Restricted Stock bonus agreements, or SAR agreements, and the number and kind of shares and the price per share subject to outstanding options.

    (d) The Plan Administrator shall have the discretion, to the extent permitted by Applicable Law, to include provisions in any agreements evidencing awards granted under the Plan providing that, in the event of a dissolution, liquidation, merger or consolidation of the Company, or any other event that the Plan Administrator deems to have effected a change in control of the Company, any such awards shall accelerate and become fully vested, and all forfeiture and/or transfer restrictions with respect thereto shall lapse, regardless of whether such awards are otherwise to be assumed or replaced in connection with such event.

4.  Eligible Individuals.  Individuals who shall be eligible to have the Plan
    --------------------
Administrator grant to them options, SARs or Restricted Stock under the Plan ("Eligible Individuals") shall be such employees, officers (including officers who are directors of the Company), independent contractors, and consultants of the Company or an Affiliate as the Plan Administrator, in its discretion, shall designate from time to time. Notwithstanding the foregoing, only Employees shall be eligible to receive incentive stock options. Eligible Individuals shall not include Non-Employee Directors. Non-Employee Directors shall receive automatic and nondiscretionary option grants pursuant to Section 5 and will not be otherwise eligible to receive any other option grants or awards of SARs or Restricted Stock under the Plan or any other stock plan of the Company or any Affiliate.

5.  Automatic Option Grants to Non-Employee Directors.
    -------------------------------------------------

    (a) All grants of options pursuant to this Section 5 shall be automatic and nondiscretionary and shall be made strictly in accordance with the provisions of this Section 5. No person shall have any discretion to determine which Non-Employee Directors shall be granted options, the number of shares of Stock to be covered by options granted to Non-Employee Directors, the timing of such option grants or the exercise price thereof.

    (b) An option to purchase 5,000 shares of Stock shall be granted to each Non-Employee Director continuing in office immediately following each annual meeting of the Company's stockholders which occurs on or after the date of approval of the Plan by the stockholders of the Company and prior to the termination of the Plan.

    (c) The term of each option granted pursuant to this Section 5 shall be ten years from the date of grant, unless a shorter period is required to comply with any Applicable Law, and except for the early termination provisions contained in the written stock option agreement in the form of Exhibit A hereto, in either of which cases such shorter period shall apply.

    (d) Each option granted pursuant to this Section 5 shall vest and become fully exercisable as to fifty percent (50%) of the shares subject to the option on the date which is six (6) months from the date the option is granted, then daily thereafter as to 1/365th of the total shares subject to the option so that the option is fully exercisable no later than one year following the date the option is granted.

    (e) Each option grant to an Non-Employee Director pursuant to this Section 5 shall be evidenced by a written stock option agreement, in the form of Exhibit A hereto, executed by the Company and the Non-Employee Director to whom such option is automatically granted.

    (f) This Section 5 shall be deemed to contain such additional conditions and restrictions as may be required for the Plan with respect to options granted pursuant to this Section 5 to qualify as a "formula plan" under Rule 16b-3 as then applicable to the Company or any Affiliate.

6.  Terms and Conditions of Options.
    -------------------------------

    (a) Each option granted pursuant to the Plan will be evidenced by a written stock option agreement executed by the Company and the person to whom such option is granted.

    (b) Except for options granted under Section 5 above, the Plan Administrator shall determine the term of each option granted under the Plan; provided, however, that the term of an incentive stock option shall not be for more than ten years and that, in the case of an incentive stock option granted to a person possessing more than 10% of the combined voting power of the Company or an Affiliate on the date the option is granted, the term of each incentive stock option shall be no more than five years.

    (c) In the case of incentive stock options, the aggregate fair market value (determined as of the time such option is granted) of the Stock with respect to which incentive stock options are exercisable for the first time by an Eligible Individual in any calendar year (under this Plan and any other plans of the Company or its Affiliates) shall not exceed $100,000. If the aggregate fair market value of the Stock with respect to which incentive stock options are exercisable by an optionee for the first time in any calendar year exceeds $100,000, such options shall be treated, to the minimum extent required to preserve incentive stock option treatment for as many options as possible, as nonqualified stock options. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted.

    (d) The exercise price of each incentive stock option shall be not less than the per share fair market value of the Stock subject to such option on the date the option is granted. The exercise price of each nonqualified stock option shall be as determined by the Plan Administrator. Notwithstanding the foregoing, (i) in the case of an incentive stock option granted to a person possessing more than 10% of the combined voting power of the Company or an Affiliate on the date the option is granted, the exercise price shall be not less than 110% of the fair market value of the Stock on the date the option is granted, and

(ii) in the case of an option granted pursuant to Section 5 above, the exercise price shall be not less than the per share fair market value of the Stock subject to such option on the date the option is granted. The exercise price of an option shall be subject to adjustment to the extent provided in Section 3(c), above.

    (e) Except for options granted under Section 5 above, the stock option agreement may contain such other terms, provisions, and conditions consistent with this Plan as may be determined by the Plan Administrator. If an option, or any part thereof, is intended to qualify as an incentive stock option, the stock option agreement shall contain those terms and conditions which are necessary to so qualify it.

    (f) The maximum number of shares of Stock with respect to which SARs or options to acquire Stock may be granted to any individual during any calendar year shall not exceed 1,000,000 shares (which number may be increased without stockholder approval to reflect adjustments under Section 3(c), above, to the extent such increase does not cause the grant to fail to qualify as remuneration payable solely on account of one or more performance goals within the meaning of
Section 162(m) of the Code). To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation with respect to any employee, if any option is cancelled, the cancelled option shall continue to count against the maximum number of shares for which options may be granted to the employee under this Section 6(f). For this purpose, the repricing of an option shall be treated as a cancellation of the existing option and the grant of a new option to the extent required by Section 162(m) of the Code or the regulations thereunder.

7.  Payment Upon Exercise of Options.
    --------------------------------

    (a) Payment of the purchase price upon exercise of any option granted under this Plan shall be made in cash, by optionee's personal check, a certified check, bank draft, or postal or express money order payable to the order of the Company in lawful money of the United States (collectively, "Cash Consideration"); provided, however, that, except for options granted under
Section 5 above, the Plan Administrator, in its sole discretion, may permit an optionee to pay the option price in whole or in part (i) with shares of Stock owned by the optionee or with shares of Stock withheld from the shares otherwise deliverable to the optionee upon exercise of an option; (ii) by delivery on a form prescribed by the Company of an irrevocable direction to a securities broker approved by the Company to sell shares of Stock and deliver all or a portion of the proceeds to the Company in payment for the Stock; (iii) by delivery of the optionee's promissory note with such recourse, interest, security, and redemption provisions as the Plan Administrator in its discretion determines appropriate; or (iv) in any combination of the foregoing. The exercise price of any options granted under Section 5 above, shall be paid in Cash Consideration, the consideration specified in clauses (i) or (ii) of the preceding sentence or in any combination thereof. Any Stock used to exercise options shall be valued at its fair market value on the date of the exercise of the option. In addition, the Plan Administrator, in its sole discretion, may authorize the surrender by an optionee of all or part of an unexercised option (excluding options granted under Section 5 above) and authorize a payment in consideration thereof of an amount equal to the difference between the aggregate fair market value of the Stock subject to such option and the aggregate option price of such Stock. In the Plan Administrator's discretion, such payment may be made in cash, shares of Stock with a fair market value on the date of surrender equal to the payment amount, or some combination thereof.

    (b) In the event that the exercise price is satisfied by shares withheld from the shares of Stock otherwise deliverable to the optionee, the Plan Administrator may issue the optionee an additional option, with terms identical to the option agreement under which the option was exercised, entitling the optionee to purchase additional shares of Stock equal to the number of shares so withheld but at an exercise price equal to the fair market value of the Stock on the grant date of the new option; provided, however, that no such additional options may be granted with respect to options granted pursuant to Section 5, above.

8   Terms and Conditions of Restricted Stock Purchases and Bonuses
    --------------------------------------------------------------

    (a) Each sale (other than upon exercise of options) or bonus grant of Restricted Stock pursuant to the Plan will be evidenced by a written Restricted Stock purchase or Restricted Stock bonus agreement, as applicable, executed by the Company and the person to whom such Restricted Stock is sold or granted.

    (b) The Restricted Stock purchase agreement or Restricted Stock bonus agreement may contain such terms, provisions, and conditions consistent with this Plan as may be determined by the Plan Administrator, including not by way of limitation, payment terms, restrictions on transfer, forfeiture provisions, repurchase provisions, and vesting provisions.

    (c) The Plan Administrator may condition the award or the exercise of any right under an award under this Section 8 upon the attainment of one or more preestablished objective performance goals meeting the requirements of Section 162(m) of the Code and the regulations thereunder.

9.  Terms and Conditions of SARs.  The Plan Administrator may, under such terms
    ----------------------------
and conditions as it deems appropriate, authorize the issuance of SARs evidenced by a written SAR agreement (which, in the case of tandem options, may be part of the option agreement to which the SAR relates) executed by the Company and the person to whom the SARs are granted. The SAR agreement shall specify the term for the SARs covered thereby and contain such other terms, provisions and conditions consistent with this Plan as may be determined by the Plan Administrator.

10. Withholding Taxes.
    -----------------

    (a) No Stock shall be granted or sold under the Plan to any Eligible Individual, and no SAR may be exercised, until the individual has made arrangements acceptable to the Plan Administrator for the satisfaction of federal, state, and local income and employment tax withholding obligations, including without limitation obligations incident to the receipt of Stock under the Plan, the lapsing of restrictions applicable to such Stock, the failure to satisfy the conditions for treatment as incentive stock options under applicable tax law, or the receipt of cash payments. Upon the exercise of an option or the lapsing of a restriction on Stock issued under the Plan, the Company (or the optionee's or stockholder's employer) may withhold from the shares otherwise deliverable to the optionee upon such exercise, or require the stockholder to surrender shares of Stock as to which the restriction has lapsed, such number of shares having a fair market value sufficient to satisfy federal, state and local income and employment tax withholding obligations.

    (b.) In the event that such tax withholding is satisfied by the Company or the optionee's employer withholding shares of Stock otherwise deliverable to the optionee, the Plan Administrator may issue the optionee an additional option, with terms identical to the option agreement under which the option was exercised, entitling the optionee to purchase additional shares of Stock equal to the number of shares so withheld but at an exercise price equal to the fair market value of the Stock on the grant date of the new option; provided, however, that no such additional options may be granted with respect to options granted pursuant to Section 5, above.

11. Assignability.  To the extent required by Rule 16b-3, no option or SAR
    -------------
granted pursuant to this Plan shall be transferable by the holder except by operation of law or by will or the laws of descent and distribution; provided that, if Rule 16b-3 is amended after the date of the Board's adoption of the Plan to permit broader transferability of options or SARs under that Rule, (i) options granted under Section 5 to Non-Employee Directors shall be transferable to the fullest extent permitted by Rule 16b-3 as so amended, (ii) any other option or SAR shall be transferable to the extent provided in the option agreement or SAR agreement covering the option or SAR, and the Plan Administrator shall have the discretion to amend any such outstanding option or SAR to provide for broader transferability of the option or SAR as the Plan Administrator may authorize within the limitations of Rule 16b-3. Stock subject to a Restricted Stock purchase agreement or a Restricted Stock bonus agreement shall be transferable only as provided in such agreement. Notwithstanding the foregoing, if required by the Code, each incentive stock option under the Plan shall be transferable by the optionee only by will or the laws of descent and distribution, and, during the optionee's lifetime, be exercisable only by the optionee. In the event of any Rule 16b-3 permitted transfer of an option hereunder, the transferee shall be entitled to exercise the option in the same manner and only to the same extent as the optionee (or his/her personal representative or the person who would have acquired the right to exercise the option by bequest or intestate succession) would have been entitled to exercise the option under Sections 5, 6 and 7 had the option not been transferred.

12. Change in Control.
    -----------------

    (a) Notwithstanding anything to the contrary contained in the Plan, each stock option, SAR, Restricted Stock bonus or Restricted Stock purchase agreement (or an amendment thereto) evidencing an option, SAR, Restricted Stock bonus or Restricted Stock purchase hereunder shall automatically and without further action be fully vested, nonforfeitable and become exercisable, and any Restricted Stock covered by such an agreement shall be released from restrictions on transfer and repurchase or forfeiture rights, on the twenty-second day after any Share Acquisition Date, unless prior to such twenty-second day a majority of the Continuing Directors then in office has determined that the transaction pursuant to which a Person has become an Acquiring Person is an Approved Transaction.

    (b) Certain Definitions.  For purposes of this Section 12, the following
        -------------------
definitions shall apply:

         "Acquiring Person" means any Person who or which, together with all
          ----------------
         Affiliates and Associates of such Person, shall be the Beneficial Owner of 20% or more of the Common Shares then outstanding, but shall not include the Company, any Subsidiary of the Company or any employee benefit plan of the Company or any Subsidiary of the Company, or any entity holding Common Shares for or pursuant to the terms of any such plan. Notwithstanding the foregoing, no Person shall become an "Acquiring Person" as the result of an acquisition of Common Shares by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 20% or more of the Common Shares of the Company then outstanding; provided, however, that if a Person becomes the Beneficial
                      --------  -------
         Owner of 20% or more of the Common Shares of the Company then outstanding by reason of share purchases by the Company and shall, after such share purchases by the Company, becomes the Beneficial Owner of any additional Common Shares of the Company, then such Person shall be deemed to be an "Acquiring Person".

         "Affiliate" and "Associate" have the respective meanings ascribed to
          ---------       ---------
         such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

         "Approved Transaction" means any transaction that occurs at a time when
          --------------------
         Continuing Directors are in office and a majority of the Continuing Directors then in office has determined that the transaction is in the best interest of the Company and its stockholders.

         A Person shall be deemed the "Beneficial Owner" of and shall be deemed
                                       ----------------
         to "beneficially own" any securities: (i) which such Person or any of such Person's Affiliates or Associates beneficially owns, directly or indirectly; (ii) which such Person or any of such Person's Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the
                    --------  -------
         Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial
         --------  -------
         Owner of, or to beneficially own, any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or (iii) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to clause (ii)(B) of this definition) or disposing of any securities of the Company; provided further, however, that nothing in this Section 12 shall cause a Person to be the Beneficial Owner of, or to beneficially own, any securities (x) acquired through such Person's participation in the business of underwriting securities in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition or (y) which such Person has reported on Schedule 13G under the Exchange Act and has not ceased to be eligible to report on Schedule 13G pursuant to Rule 13d-1 under the Exchange Act.

         "Common Shares" means the shares of common stock, par value $.0001 per
          -------------
         share, of the Company.

         "Continuing Director" means (i) any member of the Board of Directors of
          -------------------
         the Company, while such Person is a member of the Board, who is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or a representative of an Acquiring Person or of any such Affiliate or Associate, and who was, if applicable, a member of the Board prior to the time that any Person becomes an Acquiring Person, or (ii) any Person who subsequently becomes a member of the Board, while such Person is a member of the Board, who is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or a representative of an Acquiring Person or of any such Affiliate or Associate, if such Person's nomination for election or election to the Board is recommended or approved by a majority of Continuing Directors.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended,
          ------------
         and the rules and regulations promulgated thereunder.

         "Person" means any individual, firm, partnership, corporation or other
          ------
         entity, and shall include any successor (by merger or otherwise) of such entity.

         "Rights" means the rights granted to the Company's shareholders to
          ------
         purchase additional Common Shares under certain circumstances, as described in that certain Rights Agreement, dated as of May 5, 1988, by and between the Company and The First National Bank of Boston, as rights agent.

         "Share Acquisition Date" means the first date of public announcement by
          ----------------------
         the Company or an Acquiring Person that a Person has become an Acquiring Person.

         "Subsidiary" of any Person means any corporation or other entity of
          ----------
         which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person, or which is otherwise controlled by such Person.

13. Amendment, Suspension, or Termination of the Plan.
    -------------------------------------------------

    (a) The Board may at any time amend, suspend or terminate the Plan as it deems advisable; provided that such amendment, suspension or termination complies with all applicable requirements of state and federal law, including any applicable requirement that the Plan or an amendment to the Plan be approved by the stockholders, and provided further that, except as provided in Section 3(c) above, the Board shall in no event amend the Plan in the following respects without the consent of stockholders then sufficient to approve the Plan in the first instance:

         (1) To materially increase the benefits accruing to participants under the Plan;

         (2) To materially increase the number of shares of Stock available under the Plan or to increase the number of shares of Stock available for grant of incentive stock options under the Plan; or

         (3) To materially modify the eligibility requirements for participation in the Plan or the class of employees eligible to receive options under the Plan or to change the designation or class of persons eligible to receive incentive stock options under the Plan.


    (b) No option or SAR may be granted nor may any Stock be issued (other than upon exercise of outstanding options) under the Plan during any suspension or after the termination of the Plan, and no amendment, suspension, or termination of the Plan shall, without the affected individual's consent, alter or impair any rights or obligations under any option or SAR previously granted under the Plan.

    (c) In addition to the limitations on amendments provided in Sections 13(a) and 13(b) above, the provisions set forth in Section 5 of the Plan (and any other sections of the Plan that affect the formula award terms of option grants to Non-Employee Directors required to be specified in the Plan by Rule 16b-3) shall not be amended periodically and in no event more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or any applicable rules and regulations thereunder.

14. Term of Plan.  The Plan shall terminate with respect to the grant of
    ------------
additional awards on the tenth anniversary of the date the Plan is approved by the stockholders, unless previously terminated by the Board pursuant to Section 13.

15. Use of Proceeds.  Cash proceeds realized from the exercise of options
    ---------------
granted under the Plan or from other sales of Stock under the Plan shall constitute general funds of the Company.

16. Stockholder Approval.  The Plan shall become effective, and awards may be
    --------------------
granted hereunder, only upon approval by the holders of a majority of the Company's shares voting (in person or by proxy) at a stockholders' meeting held within 12 months of the Board's adoption of the Plan.

17. Rule 16b-3 Compliance.  Transactions under the Plan are intended to comply
    ---------------------
with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Board or the Plan Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board or the Plan Administrator. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated therein in order to qualify the grants under Section 5 hereof as grants under a non-discretionary formula under Rule 16b-3 such provision (other than one relating to eligibility requirements, or the price and amount of awards) shall be deemed automatically to be incorporated by reference into the Plan with respect to grants of options to Non-Employee Directors.

18. No Employment Right.  Nothing in this Plan or any instrument executed or any
    -------------------
award granted pursuant thereto shall confer upon any employee, independent contractor, consultant or director any right to continue in the employ of the Company or any Affiliate (or to continue acting as an independent contractor, consultant or director) or shall affect the right of the Company or any Affiliate to terminate the employment, contractual or consulting relationship or directorship of any person, with or without cause.

                                   EXHIBIT A
                                   ---------

                               ACUSON CORPORATION

          NON-EMPLOYEE DIRECTORS' NON-QUALIFIED STOCK OPTION AGREEMENT
          ------------------------------------------------------------


          This agreement (the "Agreement") is made as of __________ __, 199__ (the "Grant Date") between Acuson Corporation (the "Company") and
_________________ ("Optionee").

WITNESSETH:

          WHEREAS, the Company has adopted the Acuson Corporation 1995 Stock Incentive Plan (the "Plan"), which Plan is incorporated in this Agreement by reference and made a part of it (capitalized terms shall have the meaning ascribed to them in the Plan);

          WHEREAS, the Plan provides for automatic option grants to Non-Employee Directors of the Company;

          NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties to this Agreement hereby agree as follows:



          1.  Option Grant.  The Company hereby grants to Optionee the right and
              ------------
option to purchase from the Company on the terms and conditions hereinafter set forth, all or any part of an aggregate of Five Thousand (5,000) shares of the Common Stock, $.0001 par value, of the Company (the "Stock"). The exercise price of the Stock subject to this option shall be $_______ per share. This grant is an automatic option grant under Section 5 of the Plan.

          2.  Option Period.  This option shall be exercisable only during the
              -------------
period (the "Option Period") commencing on the Grant Date and, except as provided in paragraph 3, ending on the date (the "Terminal Date") which shall be ten years from the Grant Date. During the Option Period, the exercisability of this option shall be subject to the limitations of paragraph 3 and the vesting provisions of paragraph 4.


          3.  Limits on Option Period.  The Option Period may end before the
              -----------------------
Terminal Date, as follows:

          (a) If Optionee ceases to be a director on the Company's Board of Directors (the "Board") for any reason other than cause, disability (within the meaning of subparagraph (c) below) or death during the Option Period, the Option Period shall terminate on the earlier of (i) the last day of the period, beginning on the day next following the day on which the Optionee ceases to be a director, which equals in length the most recent period of the Optionee's continuous service as a director (including all portions of such period prior to the Grant Date), (ii) three years after the date Optionee ceases to be a director, or (iii) the Terminal Date, and in each case the option shall be exercisable only to the extent exercisable under paragraph 4 on the date Optionee ceases to be a director.

          (b) If Optionee should die while serving on the Board, the Option Period shall terminate three years after the date of death or on the Terminal Date, whichever shall first occur, and this option shall be exercisable only to the extent exercisable under paragraph 4 on the date of Optionee's death. In the event of Optionee's death, Optionee's executor or administrator or the person or persons to whom Optionee's rights under this option shall pass by will or by the applicable laws of descent and distribution may exercise the entire unexercised portion of this option to the extent exercisable on the date of Optionee's death.

          (c) If Optionee ceases to be a director by reason of disability, as defined below, the Option Period shall terminate three years after the date Optionee ceases to be a director or on the Terminal Date, whichever shall first occur, and this option shall be exercisable only to the extent exercisable under paragraph 4 on the date Optionee ceases to be a director. For purposes of this subparagraph (c), an individual is permanently and totally disabled if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. An individual shall not be considered to be permanently and totally disabled unless he furnishes proof of the existence thereof in such form and manner, and at such times, as the Board may require.

          (d) If Optionee is removed from the Board for cause during the Option Period, the Option Period shall terminate on the date of such Optionee's removal as a director and shall not thereafter be exercisable to any extent.

          4.  Vesting of Right to Exercise Options.
              ------------------------------------

          (a) This option shall vest as to fifty percent (50%) of the number of shares originally covered by this option on the date which is six months from the Grant Date, then daily thereafter as to 1/365th of the total shares subject to this option so that the option will become fully vested and exercisable no later than one (1) year following the Grant Date. In no event shall the Company be required to issue fractional shares.

          (b) Notwithstanding the foregoing, all options granted under this Agreement shall be fully vested and nonforfeitable and shall become fully exercisable under the circumstances specified in Section 12 of the Plan.


          5.  Method of Exercise.  Optionee may exercise the option with respect
              ------------------
to all or any part of the shares of Stock then subject to such exercise as follows:

          (a) By giving the Company written notice of such exercise, specifying the number of such shares as to which this option is exercised. Such notice shall be accompanied by an amount equal to the exercise price of such shares, in any of the forms permitted under Section 7 of the Plan.

          (b) If required by the Company, Optionee shall give the Company satisfactory assurance in writing, signed by Optionee or Optionee's legal representative, as the case may be, that such shares are being purchased for investment and not with a view to the distribution thereof, provided that such assurance shall be deemed inapplicable to (1) any sale of such shares by such Optionee made in accordance with the terms of a registration statement covering such sale, which has heretofore been (or may hereafter be) filed and become effective under the Securities Act of 1933, as amended, and with respect to which no stop order suspending the effectiveness thereof has been issued, and
(2) any other sale of such shares with respect to which, in the opinion of counsel for the Company, such assurance is not required to be given in order to comply with the provisions of the Securities Act of 1933, as amended.

          (c) As soon as practicable after receipt of the notice required in paragraph 5(a) and satisfaction of the conditions set forth in paragraph 5(b), the Company shall, without transfer or issue tax and without other incidental expense to Optionee, deliver to Optionee at the office of the Company, at 1220 Charleston Road, Mountain View, CA 94043, attention of the Corporate Secretary, or such other place as may be mutually acceptable to the Company and Optionee, a certificate or certificates for such shares of Stock; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with applicable registration requirements under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, any applicable listing requirements of any national securities exchange, and requirements under any other law or regulation applicable to the issuance or transfer of such shares. If Optionee fails to accept delivery of and pay for all or any part of the number of shares specified in such notice upon tender or delivery thereof, Optionee's right to purchase such shares may be terminated by the Company at its election.


         6.   Changes in Capitalization.  If there should be any change in a
              -------------------------
class of Stock subject to this option, through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend (in excess of 2 percent) or other change in the capital structure of the Company, appropriate adjustments shall be made in order to preserve, but not to increase, the benefits to Optionee, including adjustments of the number and kind of shares of such Stock subject to this option and of the price per share. Any adjustment made pursuant to this paragraph 6 as a consequence of a change in the capital structure of the Company shall not entitle Optionee to acquire a number of shares of such Stock of the Company or shares of stock of any successor company greater than the number of shares Optionee would receive if, prior to such change, Optionee had actually held a number of shares of such Stock equal to the number of shares subject to this option.


         7.  Limitations on Transfer.  To the extent required by Rule 16b-3
             -----------------------
under the Exchange Act, this option shall not be transferable by Optionee other than by operation of law or by will or by the laws of descent or distribution; provided that, if Rule 16b-3 is amended after the Board's adoption of the Plan to permit greater transferability, this option shall be transferable to the fullest extent provided by Rule 16b-3 as so amended. In the event of any Rule 16b-3 permitted transfer of this option, the transferee shall be entitled to exercise this option in the same manner and only to the same extent as the Optionee (or his personal representative or the person who would have acquired the right to exercise this option by bequest or intestate succession) would have been entitled to exercise this option had this option not been transferred.

         8.  No Stockholder Rights.  Neither Optionee nor any person entitled
             ---------------------
to exercise Optionee's rights in the event of Optionee's death shall have any of the rights of a stockholder with respect to the shares of Stock subject to this option except to the extent the certificates for such shares shall have been issued upon the exercise of this option.

         9.  No Employment Right.  Nothing in the Plan or this Agreement shall
             -------------------
confer upon the Optionee any right to continue service as a director of the Company or any Affiliate or shall affect the right of the Company or any Affiliate or the shareholders of the Company or any Affiliate, as the case may be to terminate the directorship of Optionee, with or without cause.

         10.  Notice.  Any notice required to be given under the terms of this
              ------
Agreement shall be addressed to the Company in care of its Corporate Secretary at the office of the Company at 1220 Charleston Road, Mountain View, CA 94043, and any notice to be given to Optionee shall be addressed to Optionee at the address given by Optionee beneath Optionee's signature to this Agreement, or such other address as either party to this Agreement may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified and deposited (postage and registration or certification fee prepaid) in a post office or branch post office regularly maintained by the United States.

         11.  Successors.  This Agreement shall be binding upon and inure to
              ----------
the benefit of any successor or successors of the Company. Where the context permits, "Optionee" as used in this Agreement shall include Optionee's executor, administrator or other legal representative or the person or persons to whom Optionee's rights pass by will or the applicable laws of descent and distribution.

         12.  Withholding.  Optionee agrees to make appropriate arrangements
              -----------
with the Company for satisfaction of any applicable federal, state or local income tax withholding requirements or social security requirements.

         13.  Applicable Law.  The interpretation, performance, and enforcement
              --------------
of this Agreement shall be governed by the laws of the State of California.

         IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first written above.

                             Acuson Corporation
                             a Delaware corporation

                             By _______________________________




                             __________________________________

                                 ___________________,  Optionee

                             Address:

                                  ATTACHMENT A
                                  ------------


                               CONSENT OF SPOUSE


         I, _________________________, spouse of

________________, have read and approved the foregoing Agreement. In consideration of granting to my spouse the right to purchase shares of Acuson Corporation as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact with respect to the exercise of any rights of the Agreement insofar as I may have any rights under such community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.



Dated: _______________       By: __________________________

P                                   ACUSON CORPORATION

R                          Proxy Solicited by Board of Directors

O               For Annual Meeting of Stockholders to be held May 31, 1995

X          The undersigned hereby appoints Samuel H. Maslak and Robert J.
      Gallagher, and each of them, with full power of substitution, as proxies
Y and attorneys-in-fact to vote the shares of Common Stock of Acuson Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held May 31, 1995 and at any adjournment(s) thereof, on the following matters as set forth in the Notice of said meeting and Proxy Statement related thereto, and, in their discretion, upon such other matters which may properly come before the meeting or any adjournment(s) thereof.

                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE
                                                                     -----------
                                                                     SEE REVERSE
                                                                         SIDE
                                                                     -----------



P                                   ACUSON CORPORATION

R                          Proxy Solicited by Board of Directors

O               For Annual Meeting of Stockholders to be held May 31, 1995

X          The undersigned hereby appoints Samuel H. Maslak and Robert J.
      Gallagher, and each of them, with full power of substitution, as proxies
Y and attorneys-in-fact to vote the shares of Common Stock of Acuson Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held May 31, 1995 and at any adjournment(s) thereof, on the following matters as set forth in the Notice of said meeting and Proxy Statement related thereto, and, in their discretion, upon such other matters which may properly come before the meeting or any adjournment(s) thereof.


                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE
                                                                     -----------
                                                                     SEE REVERSE
                                                                         SIDE
                                                                     -----------

[X] Please mark
    votes as in
    this example.

This proxy will be voted as specified, or if no choice is specified, FOR items 1, 2, 3 and 4.

1.  ELECTION OF DIRECTORS

Nominees:  Royce Diener, Robert J. Gallagher, Albert L. Greene,
           Karl H. Johannsmeier, Samuel H. Maslak, Alan C. Mendelson

                        [_]   FOR       [_]   WITHHELD

                   [_]______________________________________
                      For all nominees except as noted above

2.  To approve the Company's 1995 Employee Stock Purchase Plan.

              [_]   FOR       [_]    AGAINST       [_]    ABSTAIN

3.  To approve the Company's 1995 Stock Incentive Plan.

              [_]   FOR       [_]    AGAINST       [_]    ABSTAIN

4. To ratify the appointment of Arthur Andersen LLP as independent public accountants of the Company.

              [_]   FOR       [_]    AGAINST       [_]    ABSTAIN

                                                                  MARK HERE  [_]
                                                                FOR ADDRESS
                                                                 CHANGE AND
                                                               NOTE AT LEFT

                 Please sign below exactly as your name or names appear hereon. If more than one name appears, all persons so designated should sign. When signing in a representative capacity, please give your full title.

                 Signature:______________________________ Date__________________

                 Signature:______________________________ Date__________________